UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office — Zip code)
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, D.C. 20004-2415
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-6029
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

Item 1.  Reports to Stockholders
Daily Income Fund
Short-Term Government Securities Fund
Short-Term Bond Fund
Stock Index Fund
Value Fund
Small-Company Stock Fund
International Value Fund
Nasdaq-100 Index Tracking StockSM Fund

 DECEMBER 31,
2007

annual report

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Value Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	23
Short-Term Government Securities Fund	25
Short-Term Bond Fund	29
Stock Index Fund	39
Value Fund	40
Small-Company Stock Fund	42
International Value Fund	43
Nasdaq-100 Index Tracking StockSM Fund	45
STATEMENTS OF ASSETS AND LIABILITIES	46
STATEMENTS OF OPERATIONS	48
STATEMENTS OF CHANGES IN NET ASSETS	50
FINANCIAL HIGHLIGHTS
Daily Income Fund	52
Short-Term Government Securities Fund	53
Short-Term Bond Fund	54
Stock Index Fund	55
Value Fund	56
Small-Company Stock Fund	57
International Value Fund	58
Nasdaq-100 Index Tracking StockSM Fund	59
NOTES TO FINANCIAL STATEMENTS	60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	64
DIRECTORS AND OFFICERS	65
APPENDIX A—S&P 500 INDEX MASTER PORTFOLIO	67
PRIVACY POLICY	85

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2007, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and gover nmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS
During the first seven months of 2007, the Federal Reserve kept the federal funds rate constant at 5.25%. The fed funds rate is an overnight bank lending rate and key driver of short-term market rates. The consensus view during this time was that the economy was doing well. Any downside risks stemming from the housing sector slowdown and rising energy prices were believed to be offset by the presence of low unemployment and strong manufacturing output. But all was not as it seemed.

In August, housing woes in the subprime sector and troubles with mortgage-backed securities spilled over into the broader credit markets and the economy in general. The discovery that several money market funds had invested a portion of their assets in some of the riskiest types of mortgage-backed securities and were facing the possible loss of principal value caused widespread concern. Money market funds are managed—
although not guaranteed—to maintain a constant $1.00 share price. Among the securities at risk of principal loss were asset-backed commercial paper (ABCP), structured investment vehicles (SIV) and collateralized debt obligations (CDO).

The subprime downturn severely hurt many large banks and Wall Street firms. These companies took billions of dollars in balance sheet write-downs and investment losses on the mortgage-related securities they held. The ensuing liquidity crunch in the credit and money markets created problems for other financial institutions and lenders, which found it more difficult and costly to raise short-term debt needed to fund their normal business operations. To help ease the liquidity crunch, the Fed stepped in and lowered its target for the fed funds rate first by 50 basis points in September, followed by another 25 basis points each in October and December. By year end, the federal funds rate stood at 4.25%.

FUND PERFORMANCE
The Daily Income Fund earned a total return of 4.62% in 2007 and its seven-day effective annualized yield as of year-end was 4.44%.

Given the recent turbulence in the credit markets, we want to make sure investors know that money market mutual funds are required to invest only in very high-quality, short-term debt securities. Your portfolio manager has, since the Fund’s inception in 1990, operated under strict credit standards with a focus on the fundamental objectives of safety, liquidity and yield. At no time did the Daily Income Fund invest in ABCP, SIVs or CDOs. Current market events have reinforced our commitment to this conservative approach.

Once the Fed started its campaign to lower the fed fund’s rate, the Daily Income Fund sought to lengthen its maturity. This delays reinvestment of maturing assets at lower interest rates. Therefore, the weighted average maturity for the portfolio was 43 days at year end 2007, compared with 35 days at the end of 2006.

OUTLOOK
The economy looks to be at a crossroads. After showing resilience in the first half of the year by expanding despite a continued rise in energy costs and the sagging housing market, its course in the second half of the year was much more difficult as the sub-prime mortgage mess spread, freezing credit markets and sending investors to the safe harbors of U.S. Treasury securities and other very low-risk investments. In the near term, it is difficult to assess which way the economy is headed. If fears of an economic downturn continue to adversely impact the financial markets, then it is likely the Fed will continue to ease. A declining interest rate environment is a challenge for savers and conservative investors, who stand to earn less interest income. The upside is peace of mind in knowing that this Fund is managed to provide a high level of principal safety, which is especially welcome in a very volatile investment climate.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/07

Daily Income Fund	4.62%	2.51%	3.26%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 12/31/07		4.44%

SECURITY DIVERSIFICATION	on 12/31/06	on 12/31/07

(% of total investments)

Commercial paper	72.9%	67.5%
Corporate bonds	25.6%	15.0%
U.S. Government obligations	1.5%	8.2%
Cash equivalents	less than 0.1%	9.3%

Total	100.0%	100.0%

MATURITY	on 12/31/06	on 12/31/07

Average Weighted Maturity	35 days	43 days

Performance Evaluation	3

PERFORMANCE EVALUATION
Short-Term Government Securities and
Short-Term Bond Funds

MARKET CONDITIONS
The housing-related economic slowdown in the first half of 2007 developed into a credit crisis in the second half. This resulted in plunging U.S. Treasury yields as panicked investors sought the relative safety of government-backed debt and abandoned virtually all other sectors of the bond market. Positive economic fundamentals such as low unemployment, steady income growth and rising equity markets were overwhelmed by credit market conditions that saw sharply higher yields for financial firms, particularly those exposed to the mortgage market, as well as higher yield spreads relative to U.S. Treasuries for other sectors. Financing non-conforming mortgage positions (loans not eligible for sale to Fannie Mae or Freddie Mac) became extremely difficult as declining home valuations led to lender margin calls, which in turn triggered forced collateral sales. This cycle repeated, freezing the market for non-conforming debt. As the second half of 2007 wore on, more and more hedge funds, mortgage firms, banks and brokers reported their exposure to sub-prime mortgages and/or collateralized debt obligations that were in many cases backed by mortgages which resulted in large write-offs or bankruptcy for many mortgage firms. Asset-backed commercial paper tied to mortgages saw yields soar as investors were extremely reluctant and then eventually refused to purchase it, leading to a sharp drop in issuance and many bank sponsors being forced to finance the assets on their own balance sheet. In the course of the year just ended, what started out as a problem with rising delinquencies and defaults on sub-prime mortgages ballooned into a financial crisis that at its peak threatened credit flows not just to the mortgage sector but potentially to the entire economy.

After GDP grew a sluggish 0.6% in the first quarter, the economy expanded at an average annualized rate of 4.4% during the next two quarters but is widely expected to have slowed sharply in the fourth quarter, resulting in growth for the year of about 2.5%. Helping to slow the economy’s expansion were continued weakness in residential construction, reduced spending on the part of businesses and state and local governments and an expected slowdown in consumer spending, offset to some degree by export growth. The Conference Board’s measure of consumer confidence fell sharply for the year, down nearly 20%, to a reading of 88.6 from 110.0 (1985=100) as housing woes weighed heavily. Unemployment ended the year at 5%, up from 4.4% a year earlier, as payroll growth of 1.33 million was modest relative to growth in the labor force. The surge in crude oil to $96 per barrel, roughly $35 per barrel higher than 2006’s close, along with the rise in gold and other commodities and the weakness of the U.S. dollar has heightened inflationary fears, yet core CPI (ex-food and energy) rose just 2.3% for the twelve months ended November 30, 2007, compared to 2.6% for 2006. The overall CPI, however, rose 4.3% for the same time period versus 2.5% in 2006.

This rise in crude oil and the fact that core inflation remained above the Federal Reserve’s 2% “comfort zone” shaped much of Fed monetary policy in 2007, until the credit markets seized over the summer. Downplaying the risk to the economy from housing weakness was standard U.S. Central Bank rhetoric until August 17, when the discount rate (the rate at which banks borrow directly from the Fed) was cut 50 basis points to 5.75% and the Fed encouraged bank borrowings with 30-day terms instead of overnight. While this allowed the Fed to address capital markets illiquidity without directly affecting monetary policy, it soon became obvious that more aggressive action was needed, leading the Fed’s policy-making body, the Federal Open Market Committee, to cut its target for the federal funds rate by 50 basis points to 4.75%. (The federal funds rate is the rate banks charge each other for overnight loans to meet reserve requirements.) Additional cuts of 50 more basis points brought the rate down to 4.25% in December.

It should be made clear that the Fed did not ease monetary policy to bail out housing. They eased to get

4	Performance Evaluation

credit flowing again as spreads widened dramatically for most borrowers and the crunch spread to overseas markets. The London Interbank Offering Rate (LIBOR) surged well above historical ranges as large U.K. banks restricted credit to each other. The Bank of England and the European Central Bank as well as the Fed injected massive amounts of liquidity to drive LIBOR lower, which they were generally successful in doing.

While credit quality spreads widened dramatically in the second half of the year leading to rising rates in many cases, U.S. Treasury yields plummeted and the yield curve steepened dramatically. In 2007, two-year Treasury Note yields fell 176 basis points to 3.05% from 4.81% while five-year Treasury Note yields fell 125 basis points to 3.44% from 4.69%.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 5.50% for 2007 compared to its benchmark index’s 8.16% gain. The Short-Term Bond Fund returned 4.62% compared to its benchmark index’s 7.27% return.

While most sectors of the bond market had positive returns in 2007—with the notable exception being mortgages tied to sub-prime and/or home equity second mortgages—U.S. Treasuries were the star performers. Most other sectors lagged either due to generally wider credit spreads or had exposure to mortgage lending.

The Short-Term Government Securities Fund’s underperformance was a direct result of insufficient exposure to U.S. Treasuries. The Short-Term Bond Fund underperformed also due to insufficient exposure to Treasuries but, more importantly, as a result of the surge in quality spreads in virtually all other sectors, particularly those tied to mortgage finance.

OUTLOOK
The Fed has embarked on an easing cycle, the first such cycle since January 2001, in a direct response to the credit crunch that began in the second half of the year and a belated admission that the sub-prime mortgage crisis had indeed spread its tentacles into other sectors of the economy both here and overseas. The Fed has plainly stated that the risk of further economic weakness outweighs their concern for higher inflation, and they will provide additional monetary stimulus as needed, potentially overshooting on the downside. Fed funds futures point to a target rate of 2.75% by year end which seems reasonable assuming recession is avoided and given current inflationary pressures. With several hawkish Fed governors on the FOMC this year, it’s fairly unlikely that the fed funds rate will be cut to a negative level (i.e., below core inflation) unless recession is unavoidable.

The U.S. Treasury market has continued to race ahead of the Fed so far in 2008 with yields on two-year notes more than 150 basis points below the current fed funds target, leaving little room for error in the event of a pleasant economic surprise. While it seems fairly remote that the U.S. housing market will make a meaningful bottom in 2008, it’s quite likely that the bulk of the sub-prime related write-offs will be over by mid-year, and this coupled with lower short rates and additional fiscal stimulus may improve the economic outlook for the second half of the year. In the meantime, however, a meaningful correction in the bond market seems like a remote possibility.

While the Treasury market offers little relative value, other sectors are generally attractive given last year’s underperformance, particularly in the mortgage and finance area where credit fears were heightened. While it may take some time, there should be a return to more normal spread relationships which will benefit your funds, particularly the Short-Term Bond Fund.

As mentioned in closing the semi-annual report dated June 30, 2007, there were likely to be “some interesting investment opportunities as the market reprices credit risk going forward.” That has certainly occurred at an elevated level in the year just ended, and we expect to continue to be able to find attractive investment opportunities in the bond market in 2008.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/07

Short-Term Government Securities Fund	5.50%	2.63%	3.94%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	8.16%	3.31%	5.07%

YIELD

Annualized 30-day SEC yield quoted 12/31/07			3.45%

SECURITY DIVERSIFICATION		on 12/31/06	on 12/31/07

(% of total investments)

U.S. Treasuries		60.8%	41.4%
Mortgage-backed securities		12.9%	21.6%
Government-guaranteed agencies		13.0%	19.0%
Asset-backed securities		8.4%	10.4%
Municipal bonds		2.6%	2.9%
Cash equivalents		2.3%	4.7%

Total		100.0%	100.0%

MATURITY		on 12/31/06	on 12/31/07

Average Weighted Maturity		3.01 years	2.99 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on December 31, 1997.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/07

Short-Term Bond Fund	4.62%	2.96%	4.45%
Merrill Lynch 1-4.99 Year Corp./Gov. Index	7.27%	3.58%	5.32%

YIELD

Annualized 30-day SEC yield quoted 12/31/07			4.63%

SECURITY DIVERSIFICATION		on 12/31/06	on 12/31/07

(% of total investments)

Corporate bonds		47.4%	41.6%
Mortgage-backed securities		20.6%	24.5%
Asset-backed securities		8.3%	18.9%
U.S. Government obligations		16.5%	11.5%
Municipal bonds		1.4%	1.1%
Commercial paper		5.8%	0.4%
Cash equivalents		less than 0.1%	2.0%

Total		100.0%	100.0%

MATURITY		on 12/31/06	on 12/31/07

Average Weighted Maturity		2.98 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov Index made on December 31, 1997.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

MARKET CONDITIONS
Domestic equity markets, as represented by the Standard & Poor’s 500 Stock Index, delivered gains for the reporting period, despite high levels of volatility. During the first half of the period, equity markets benefited from global economic expansion and continued strong merger activity. Although corporate earnings levels slowed, they continued to exceed many analysts’ expectations, further fueling market strength. A weakening housing market and associated concerns surrounding the sub-prime mortgage market were apparent triggers for a brief pullback in February, but equity markets quickly resumed their upward climb until late July, when the widely-followed Dow Jones Industrial Average (DJIA) reached an all-time high of 14,000.

Late in the summer, however, the problems associated with the sub-prime mortgage market led to a credit crisis. As banks, mortgage lenders and companies that securitize sub-prime loans reported substantial losses, credit conditions tightened. Because tighter credit standards threatened the supply of liquidity that had fueled market growth, markets came under pressure. Signs of a slowing economy also placed an additional strain on market strength. In an effort to relieve pressure, the Federal Reserve Board began a series of interest rate cuts, beginning in September. These interest rate cuts represented the first change in the federal funds rate since June 2006, when the Fed made the last in a series of rate increases. By the end of the reporting period, the Fed had cut the federal funds rate three times, bringing the rate from 5.25% to 4.25%. Although the Fed’s actions appeared to help alleviate concerns surrounding the economy and the markets, volatility levels remained high through the end of the year.

In this environment, larger-capitalization stocks maintained market leadership over smaller-capitalization stocks, as investors tended to seek the relative safety of larger companies. Growth-oriented companies outpaced value-related shares across all market capitalizations.

Within the Index, sector performance was mostly positive for the reporting period. The energy sector was the strongest contributor to Index performance, benefiting from oil prices that reached nearly $100 per barrel during the reporting period. The information technology sector also delivered gains, driven in part by consumer-related technology companies that introduced popular products during the year. The consumer staples sector, which consists of companies that tend to fare relatively well in a slowing economic environment, delivered modest gains, as did the industrials sector. The financial services sector declined, as defaulting sub-prime loans resulted in large write-downs and a weak earnings outlook for the group. The consumer discretionary sector also declined modestly, as consumer spending power was weakened by higher energy prices and the decline in the housing market.

FUND PERFORMANCE
For the 12-month period ended December 31, 2007, the Stock Index Fund returned 4.91%, while its benchmark, the S&P 500 returned 5.49%. The difference between the Fund’s return and the Index’s is called tracking error and is an indicator of how well the Fund is able to move in-step with the Index. Some dislocation will always occur as the Fund has to accommodate cash flows—shareholder-driven purchases and sales of Fund shares—and must cover operating expenses. The Index has no expenses, and investors cannot buy shares of the Index directly.

Among the Fund’s ten largest holdings as of December 31, 2007, performance was mostly positive. The strongest performer for the reporting period was technology firm Apple Inc., which introduced its popular iPhone®. Oil companies Chevron Corp. and ExxonMobil Corp. delivered strong gains, benefiting from escalating oil prices. Technology firm Microsoft Corp. and telecommunications company AT&T Inc. also performed well. Financial company Bank of America Corp. declined, along with many of its peers in the financial services sector.

8	Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 12/31/07

Stock Index Fund	4.91%	12.06%	2.08%
Standard & Poor’s 500 Stock Index	5.49%	12.83%	2.78%

	% of Total		% of Total
	Net Assets		Net Assets
INDUSTRY DIVERSIFICATION	at 12/31/07*		at 12/31/07*

Consumer non-cyclical	19.9%	Consumer cyclical	6.8%
Financials	16.8%	Utilities	3.4%
Energy	12.4%	Basic materials	2.7%
Industrial	11.5%	Diversified	0.1%
Technology	11.3%	Cash equivalents and other net assets	4.3%
Communications	10.8%

Total			100.0%

	% of Total		% of Total
	Net Assets		Net Assets
TOP TEN HOLDINGS	at 12/31/07*		at 12/31/07*

ExxonMobil Corp.	3.8%	Chevron Corp.	1.5%
General Electric Co.	2.8%	Johnson & Johnson	1.4%
Microsoft Corp.	2.1%	Bank of America Corp.	1.4%
AT&T Inc.	1.9%	Apple Inc.	1.3%
Proctor & Gamble Co. (The)	1.7%	Cisco Systems Inc.	1.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Holdings information is for the S&P 500 Index Master Portfolio, managed by Barclays Global Fund Advisors, the portfolio in which the Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the S&P 500 Index Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS
The broad stock market indices moved higher in 2007. The Nasdaq Composite advanced 10.66%. The broad market Standard & Poor’s 500 Stock Index finished the period up 5.49%, its fifth consecutive annual increase.

While most major equity indices posted single, or low double-digit returns for 2007, it was not a smooth ride up. The broad stock market moved higher early in the year, shaking off the initial indications of problems in the mortgage and collateralized debt obligations (CDO) markets. However, by summer, investors began to realize that the mortgage and CDO markets were in trouble and that this would spill over and negatively impact the financial markets. Investors became increasingly wary, awaiting more information as to how interest rates and higher energy prices would play out against the backdrop of a waning economic expansion and growing concerns for corporate profitability and the impact of the subprime debt meltdown on consumer spending and the overall economy. Stock indices made a comeback in the third quarter, but the fourth quarter was downhill due to a further rise in energy prices and growing concern that the economy was more likely to slip into a recession rather than just a slowdown.

FUND PERFORMANCE
The Value Fund increased 3.25% for the year and its benchmark index, the S&P 500, increased 5.49%. The Fund’s lower-than-index results were partly due to the under-performance of our stocks in the energy, materials, consumer staples, financial and information technology sectors. The Fund’s stock picks did better than the index’s holdings in the industrials, consumer discretionary, health care and utilities sectors. The portfolio’s weakest performers relative to the Index’s results were those in the financial sector: CIT Group, Citgroup and Fifth Third Bancorp. The portfolio’s best performing stocks were Parker-Hannifin, Flowserve and Questar, each of which advanced more than the benchmark Index.

Only one new name was added to the portfolio during the year: Dillard’s, a department store chain serving primarily the southern and western United States. Tyco International split into three separate companies: Tyco International, Tyco Electronics and Covidien. The Fund currently has a position in all three. Washington Mutual was eliminated from the portfolio as the prospects for its business deteriorated during 2007 as a result of the problems in the residential mortgage market.

OUTLOOK
As we enter 2008, the investment climate is less certain than perhaps any recent year since 2002 when the economy and the market began its recovery from the effects of the technology sector’s implosion. On the radar screen for 2008 are a presidential election, housing market turmoil, consumer spending questions, as well as a slowing international economic environment, and a domestic economy that appears more likely now than at the start of the year to enter recession.

While this may evoke concern among investors, it also opens a potential window of opportunity for finding attractively priced stocks. Valuations have been relatively dear these past several years, and a decline in the valuations of many companies makes them more attractive. Following a value approach in our investment philosophy has kept us from purchasing some companies’ stocks due to high valuations. As the economy weakens, some of these better quality companies’ stock prices will become more attractive. We have kept some cash in reserve for this type of market and hope to take advantage of opportunities as they develop in 2008.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/07

Value Fund	3.25%	14.33%	7.72%
Standard & Poor’s 500 Stock Index	5.49%	12.83%	5.91%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/07		at 12/31/07

Healthcare	19.1%	Materials	5.3%
Financials	18.8%	Utilities	4.4%
Industrials	16.2%	Consumer discretionary	3.8%
Information technology	12.5%	Consumer staples	2.9%
Energy	10.3%	Telecommunications services	2.4%
		Cash equivalents	4.3%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/07		at 12/31/07

Marathon Oil Corp.	3.6%	Hospira Inc.	3.1%
Parker Hannifin Corp.	3.3%	Dell Inc.	3.1%
Pfizer Inc.	3.3%	Bristol-Myers Squibb Co.	3.0%
Schering-Plough Corp.	3.1%	ConocoPhillips	2.8%
Abbott Laboratories	3.1%	JPMorgan Chase & Co.	2.7%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1997.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS
After more than a five-year run of better than expected results for small-cap indices compared with the larger capitalization stock market indices, the Standard & Poor’s SmallCap 600 Stock Index and the Russell 2000 Index reported declines of 0.30% and 1.56% respectively. This came in the same year that the larger capitalization stock market indices such as the Dow Jones Industrials, the Nasdaq Composite and the Standard & Poor’s 500 Stock Index all reported positive single-digit or low double-digit increases, an outcome that had been predicted by market pundits for several years.

FUND PERFORMANCE
Your Fund increased 1.36% in 2007, while its benchmark index the Russell 2000 decreased 1.56%. Sectors that did well for the Fund were the energy, industrial and utility industries. Among the Fund’s energy holdings, excellent results came from the oil and gas drilling contractor Helmerich & Payne, and the exploration company Cimarex Energy. Questar, while listed as part of the utility sector, has a large oil and gas exploration subsidiary and benefitted in similar fashion as the other energy holdings. The Fund’s positions in Triumph Group, Manitowoc and Flowserve, all part of the industrial sector, appreciated nicely.

The Fund recorded below index results in materials, consumer discretionary and financial industry sectors.

Only one new name was added to the portfolio during the year: Dillard’s, a department store chain serving primarily the southern and western United States. Positions eliminated during the year included: Blair Corporation, which was purchased by a private equity firm; Hancock Fabrics, which entered bankruptcy; and La-Z-Boy, where we felt the fundamentals had deteriorated significantly and its turnaround strategy had been unsuccessful.

OUTLOOK
As measured by the S&P SmallCap 600 versus the S&P 500, small-capitalization stocks have delivered better investment returns over the past seven years than large-capitalization stocks. Going forward, it is possible that investor favor will shift to large-capitalization stocks as they are perceived to offer greater safety and less volatility than small-capitalization stocks. However we remain confident in the Fund’s ability to produce attractive and competitive results over the longer-term.

As noted here before, an important factor in our confidence is that unlike our benchmark index which is a broad collection of 2,000 smaller sized companies, the Fund uses a value approach to selecting small-cap stocks. We seek companies priced at levels that are below what we consider to be their intrinsic value, or companies that are likely to make a change in their business that will lead to an improvement in their competitive position and/or their financial returns. With the recent decline in both large- and small-capitalization company valuations, finding attractively priced stocks is more likely in this kind of environment and creates an opportunity that was not available when valuations were higher.

This approach can sometimes mean it takes time for the better than index returns to materialize. However, the wait has meant rewards to our shareholders. We appreciate your continued trust and investment.

12	Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)

periods ended 12/31/07

Small-Company Stock Fund	1.36%	14.20%	8.29%
Russell 2000 Index	−1.56%	16.25%	6.60%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/07		at 12/31/07

Industrials	22.2%	Materials	5.3%
Financials	17.7%	Utilities	4.6%
Information technology	14.6%	Consumer staples	2.0%
Consumer discretionary	12.0%	Cash equivalents	14.6%
Energy	7.0%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/07		at 12/31/07

Manitowoc Co., Inc.	5.8%	Helmerich & Payne, Inc.	4.5%
Flowserve Corp.	5.0%	IKON Office Solutions, Inc.	3.0%
Questar Corp.	4.6%	Triumph Group, Inc.	2.9%
Belden, Inc.	4.6%	Regal-Beloit Corp.	2.9%
Western Digital Corp.	4.5%	O’Charley’s Inc.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	13

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS
In 2007, international equity markets outperformed the U.S. markets because the U.S. dollar weakened against most overseas currencies. The Fund’s benchmark, the MSCI EAFE Index, underperformed the Standard & Poor’s 500 Stock Index by almost 2% in local currency terms yet outperformed it by over 5% when stated in U.S. dollars. The net effect is that about 70% of the EAFE return in U.S. dollars is attributed to a falling dollar, which had a similar positive impact on performance for the Fund because it remains unhedged, a policy that provides added diversification.

The U.S. dollar has weakened in recent years for several reasons. Primarily, economic activity overseas has been stronger than in the U.S., and secondly U.S. foreign policy has been generally unpopular abroad. Staunch fiscal and monetary policies in China and recent monetary loosening in the U.S. have also underpinned this development. Lastly, the demand for the U.S. dollar has also been impacted by American investors diversifying their savings abroad.

The first half of the year for overseas markets was much better than the second. Visibility was acceptable although there were some clouds on the horizon. Market liquidity remained strong despite indications of financial excesses that resulted in market polarization. A reversal quickly unfolded in mid-October when market euphoria peaked following September’s interest rate cut in the U.S. The sub-prime debacle took its toll despite Central Bank rate cuts and continued efforts to pump liquidity into the global banking system.

FUND PERFORMANCE
The Fund returned 8.21% in 2007 compared to the MSCI EAFE Index return of 11.17%. The difference in performance was primarily attributed to an underweighting in several smaller European markets in addition to being underweighted in the energy and materials sectors. Relative performance was helped by an overweighting in larger Continental European markets, including Germany, and Fund exposure to emerging markets. An overweighting and good stock picking in the telecom services sector also helped. The Japanese impact, however, was relatively negligible, with the Fund being underweight and performance of the Fund’s holdings being relatively in-line with the Japanese market.

Individual stock performance was also mixed with outliers generally being affected by company-specific issues. Unilever led the pack and Ericsson was at the tail-end. Overall, in local currency terms, about half the stocks in the portfolio delivered positive results and about half negative results.

Market volatility increased year-on-year. Japan was the most disappointing of the larger developed markets this year with a loss of 4.1% while Germany registered a gain of 35.9%. The emerging markets collectively remained strong even in the second half of the year with an overall return of 39.8%.

OUTLOOK
The world financial markets now recognize that the Fed’s rate cuts are not the magic bullets that will restore and prolong economic growth globally. The possibility of slower economic growth in 2008, with potential inflationary pressure, implies a more difficult investment environment despite the fact that longer-term prospects remain favorable. Political risk in emerging nations is also rising.

Nevertheless, valuations for most overseas developed market stocks are still reasonable, despite on-going currency volatility. Further merger and acquisition activity by cash rich corporations and the emergence of proactive sovereign wealth funds should help support share prices. This Fund’s portfolio, consisting of larger capitalization companies in developed markets with strong balance sheets and relatively stable cash flows, is well suited for a slowing economic scenario.

14	Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/07

International Value Fund*	8.21%	20.05%	6.93%
MSCI® EAFE® Index	11.17%	21.59%	8.95%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 12/31/07		at 12/31/07

Britain	18.6%	South Korea	3.2%
Japan	17.5%	Netherlands	1.9%
Germany	9.8%	Taiwan	1.9%
Switzerland	8.1%	Brazil	1.6%
France	6.8%	Sweden	1.6%
Spain	6.8%	Hong Kong	1.5%
Italy	6.5%	Australia	1.5%
Singapore	4.2%	Cash equivalents	4.7%
Norway	3.8%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/07		at 12/31/07

Telefonica SA	3.7%	Singapore Telecommunications, Ltd.	2.7%
Siemens AG	3.0%	Nestle SA REG	2.7%
Vodafone Group PLC	2.9%	Vivendi SA	2.4%
Adidas AG	2.9%	Finmeccanica SpA	2.4%
Unilever PLC	2.8%	British Sky Broadcast PLC	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	15

PERFORMANCE EVALUATION

Nasdaq-100 Index Tracking StockSM Fund

MARKET CONDITIONS
In 2007, investors saw a continuation of several themes evident in 2006, notably rising energy prices and growing weakness in the housing market and related sectors. Generally, stocks were able to advance against this backdrop, but gains were held in check by the realization that the piercing of the housing market bubble and related sub-prime mortgage mess were not contained and had indeed spread to other sectors of the economy and markets. The unmanaged broad market Standard & Poor’s 500 Stock Index increased 5.49%.

In August, the credit markets froze when lenders became reluctant to purchase even very short-term, high-quality debt securities from issuers with any exposure to sub-prime mortgages. For a period of time, some corporations were unable to roll commercial paper at maturity, creating a financing debacle. The Federal Reserve stepped in with measures aimed at restoring liquidity, specifically a reduction in the discount rate and improved terms for member banks that borrow at this window. Beginning in September, the Fed did move to cut rates and in three separate actions drove the federal funds rate to 4.25% by year end, a full percentage point lower than its level at the start of the year.

Financial stocks were hard hit in the fourth quarter as a number of commercial banks and financial services conglomerates announced large losses related to their holdings of investments tied to sub-prime mortgages. This combined with growing concerns that the economy might not be able to skirt a recession and a weaker outlook for corporate profits sent investors seeking a less-risky home for their money and the stock market closed the year on a down note.

In a year when most U.S. broad stock market indices struggled to eke out a single-digit gain, your Fund’s benchmark, the Nasdaq-100 Index, delivered exceptional results. This was primarily owing to a larger commitment to technology companies. Tech companies, along with utilities and consumer staples—two industry classifications that hold up well when the economy slows—were the stock market’s leaders by sector. Financial stocks and other industry classifications with exposure to housing and/or mortgages generally declined, along with most retailers and other consumer discretionary stocks.

Larger companies tended to outpace smaller-capitalization issues, which was also a beneficial trend for the Nasdaq-100 Index and your Fund. The small-cap stock benchmark Russell 2000 returned −1.56%.

FUND PERFORMANCE
The Nasdaq-100 Stock Index returned 19.24% and your Fund trailed with a return of 17.55%. The difference between the Index’s return and the Fund’s is attributable mostly to operating expenses. The Index is strictly a measure of stock performance; it does not execute securities trades or maintain shareholder accounts as the Fund does.

There were 13 Index changes in 2007. Companies are removed when they no longer meet the Index’s criteria for inclusion or when a corporate event such as a buy-out or bankruptcy occurs.

16	Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/07

Nasdaq-100 Index Tracking StockSM Fund	17.55%	14.70%	−5.50%
Nasdaq-100 Index	19.24%	16.63%	−3.07%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/07*		at 12/31/07*

Information technology	65.5%	Telecommunication services	1.6%
Consumer discretionary	12.7%	Consumer staples	1.4%
Healthcare	13.0%	Materials	0.7%
Industrials	5.1%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/07*		at 12/31/07*

Apple Inc.	13.8%	Cisco Systems Inc.	3.3%
Microsoft Corp.	6.5%	Intel Corp.	3.1%
Google Inc. Class A	5.6%	Oracle Corp.	2.7%
QUALCOMM Inc.	4.4%	Gilead Sciences Inc.	2.4%
Research In Motion Ltd.	3.6%	eBay Inc.	1.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Nasdaq-100 Index Tracking StockSM Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Holdings information is for the Nasdaq-100 Index Tracking StockSM, the exchange traded fund in which the Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets. More information about the Nasdaq-100 Index Tracking StockSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2007 and held through December 31, 2007.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

	Beginning Account	Ending Account
	Value	Value	Expenses Paid	Annualized
	7/1/2007	12/31/2007	During the Period[a]	Expense Ratio

DAILY INCOME FUND
Actual Return	$1,000.00	$1,018.97	$3.61	0.71%
Hypothetical (5% return before expenses)	1,000.00	1,021.61	3.61	0.71%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,030.50	3.83	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.41	3.81	0.75%

SHORT-TERM BOND FUND
Actual Return	1,000.00	1,022.27	4.07	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.15	4.07	0.80%

STOCK INDEX FUND[b]
Actual Return	1,000.00	983.10	3.20	0.64%
Hypothetical (5% return before expenses)	1,000.00	1,021.97	3.26	0.64%

VALUE FUND
Actual Return	1,000.00	930.89	3.21	0.66%
Hypothetical (5% return before expenses)	1,000.00	1,021.89	3.34	0.66%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	937.64	5.82	1.19%
Hypothetical (5% return before expenses)	1,000.00	1,019.17	6.03	1.19%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	975.46	4.94	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.18	5.03	0.99%

NASDAQ-100 INDEX TRACKING STOCK FUND
Actual Return	1,000.00	1,072.55	6.54	1.26%
Hypothetical (5% return before expenses)	1,000.00	1,018.79	6.40	1.26%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS
Homestead Funds Inc. (“Homestead”) and RE Advisers (“REA”) have entered into investment advisory agreements (the “Advisory Agreements”), pursuant to which REA is responsible for the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund and the Nasdaq-100 Index Tracking Stock Fund, and the supervision of the sub-adviser to the International Fund, (each, a “Fund” and, collectively, the “Funds”).

The Funds’ Board of Directors holds a meeting each year at which it considers whether to renew the Advisory Agreements between each Fund and REA. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requests that REA provide a wide variety of materials including information about REA’s affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Board also receive a memorandum from Fund counsel regarding the responsibilities of the Directors in connection with their consideration of whether to renew each Fund’s Advisory Agreement.

At its September 2007 meeting, the Board requested and received written materials from REA regarding: (a) the investment management and other services REA provides; (b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) a Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds and (j) REA’s Business Continuity Plan.

At the September 28, 2007 meeting of the Board of Directors, the Directors, including a majority of the Independent Directors, unanimously approved the renewal of the Advisory Agreement between REA and each Fund. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Advisory

20	Regulatory and Shareholder Matters

Agreements, including the resources REA dedicates to the Funds;

•	each Fund’s investment performance and how it compared to that of other comparable mutual funds;
•	each Fund’s expenses under its Advisory Agreement and how those expenses compared to those of other comparable mutual funds;
•	the profitability of REA and its affiliates with respect to each Fund, including both direct and indirect benefits accruing to REA and its affiliates; and
•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

As noted above, the Board of Directors considered the nature, extent and quality of the services provided by REA to the Funds and the resources REA dedicates to the Funds. In this regard, the Directors evaluated, among other things, REA’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by REA to the Funds and the resources REA dedicates to the Funds supported renewal of the Advisory Agreements.

The Board of Directors also considered Fund performance in determining whether to renew the Advisory Agreements. Specifically, the Directors considered each Fund’s performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of the peer group and selection criteria. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Advisory Agreements.

With respect to the Funds’ expenses under the Advisory Agreements, the Directors considered the rate of compensation called for by the Advisory Agreements and each Fund’s net operating expense ratio in comparison to those of other comparable mutual funds. The Directors also considered information about average expense ratios of comparable mutual funds in each Fund’s respective peer group. Finally, the Directors considered the effects of REA’s contractual expense reimbursement agreements to prevent total Fund expenses from exceeding a specified cap and that REA, through these reimbursement agreements, has maintained the Funds’ net operating expenses at competitive levels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreements.

With regard to profitability, the Directors considered all compensation flowing to REA, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by REA and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of REA is reasonable and supported renewal of the Advisory Agreements.

Additionally, the Directors considered the existence of any economies of scale and whether those were passed along to a Fund shareholders through graduated advisory fee schedules. Based on this evaluation, the Board concluded that economies of scale existed for the Value Fund and the Small-Company Stock Fund and that these two Funds obtain reasonable benefit from economies of scale as a result of the breakpoints which are part of their advisory fee schedules.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement for each fund separately and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE SUB-ADVISORY AGREEMENT
(International Value Fund only). REA, on behalf of the International Value Fund, has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with

Regulatory and Shareholder Matters	21

Mercator Asset Management, LP (“Mercator”), pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of the Homestead.

At its September 2007 meeting, the Board requested and received written materials from Mercator regarding: (a) the sub-advisory services REA provides; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) Mercator’s brokerage practices (including any soft dollar arrangements); (e) Mercator’s profitability; (f) Mercator’s compliance program; (g) the Fund’s performance compared with similar mutual funds; and (h) Mercator’s Business Continuity Plan.

At the September 28, 2007 meeting of the Board of Directors, the Directors, including a majority of the Independent Directors, unanimously approved the renewal of the Sub-Advisory Agreement between REA, on behalf of the International Value Fund, and Mercator. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Sub-Advisory Agreement, including the resources Mercator dedicates to the Funds;
•	the International Value Fund’s investment performance and how it compared to that of other comparable mutual funds; and
•	the profitability of Mercator with respect to the International Value Fund, including both direct and
•	indirect benefits accruing to Mercator.

As noted above, the Board of Directors considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Directors evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund supported renewal of the Sub-Advisory Agreement.

The Board of Directors also considered the International Value Fund’s performance in determining whether to renew the Sub-Advisory Agreement. Specifically, the Directors considered the International Value Fund’s performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of the peer group and selection criteria. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the International Value Fund supported renewal of the Sub-Advisory Agreement.

With regard to profitability, the Directors considered the compensation flowing to Mercator. The Directors considered whether the level of compensation and profitability under the Sub-Advisory Agreement were reasonable and justified in light of the quality of all services rendered to the International Value Fund by Mercator. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of Mercator is reasonable and supported renewal of the Sub-Advisory Agreement.

Additionally, the Directors considered the existence of any economies of scale and whether those were passed along to the International Value Fund’s shareholders.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Sub-Advisory Agreement for the International Value Fund and concluded that the compensation under the Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

22	Regulatory and Shareholder Matters

 PORTFOLIO OF INVESTMENTS: Daily Income Fund
 December 31, 2007

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(15.0% of portfolio)

CIT Group Inc.	5.00%	11/24/08	$4,845,000	4,789,751
General Electric Capital Corp.	4.25	01/15/08	2,500,000	2,498,782
HSBC Finance Corp.	4.63	01/15/08	725,000	724,668
IBM Corp.	3.80	02/01/08	2,000,000	1,997,262
Merrill Lynch & Co. Inc.	3.70	04/21/08	710,000	706,528
Merrill Lynch & Co. Inc.	3.13	07/15/08	1,713,000	1,694,346
Merrill Lynch & Co. Inc.	6.38	10/15/08	143,000	143,997
Morgan Stanley	3.63	04/01/08	5,920,000	5,895,812
Northern Illinois Gas Co.	5.88	08/15/08	2,000,000	2,009,301
Wells Fargo & Co.	3.50	04/04/08	2,000,000	1,991,087

Total Corporate Notes (Cost $22,451,534)				22,451,534

COMMERCIAL PAPER

(67.5% of portfolio)

American General Finance Corp.	5.06	01/02/08	600,000	599,916
American General Finance Corp.	5.02	01/17/08	2,000,000	1,995,538
American General Finance Corp.	5.02	01/18/08	2,000,000	1,995,259
American General Finance Corp.	4.80	01/31/08	2,450,000	2,440,200
American Honda Finance Corp.	4.51	01/03/08	1,060,000	1,059,734
American Honda Finance Corp.	4.50	01/10/08	2,430,000	2,427,266
American Honda Finance Corp.	4.50	01/11/08	2,080,000	2,077,400
American Honda Finance Corp.	4.25	02/11/08	1,500,000	1,492,740
Chevron Texaco Funding Corp.	4.25	01/22/08	4,130,000	4,119,761
Chevron Texaco Funding Corp.	4.38	03/12/08	2,940,000	2,914,603
CIT Group Inc.	5.50	01/18/08	2,310,000	2,304,000
Citigroup Funding Inc.	5.02	01/24/08	1,700,000	1,694,548
Citigroup Funding Inc.	5.05	01/25/08	1,500,000	1,494,950
Citigroup Funding Inc.	5.00	01/25/08	1,820,000	1,813,933
Citigroup Funding Inc.	5.00	01/31/08	2,130,000	2,121,125
Coca-Cola Co.	4.47	01/07/08	2,157,000	2,155,393
General Electric Capital Corp.	4.57	02/05/08	320,000	318,578
General Electric Capital Corp.	4.68	02/27/08	1,000,000	992,590
General Electric Capital Corp.	4.38	02/27/08	1,500,000	1,489,597
General Electric Capital Corp.	4.35	03/21/08	1,800,000	1,782,600
Hewlett Packard Co.	4.55	01/08/08	4,000,000	3,996,461
HSBC Finance Corp.	4.70	02/14/08	6,350,000	6,313,523
IBM Corp.	4.24	01/23/08	2,000,000	1,994,818
IBM Corp.	4.24	01/24/08	2,154,000	2,148,165
Deere & Company	4.55	01/09/08	1,600,000	1,598,382
Deere & Company	4.58	01/14/08	5,350,000	5,341,152
Merrill Lynch & Co. Inc.	5.33	01/02/08	1,000,000	999,852
Merrill Lynch & Co. Inc.	5.28	01/03/08	3,580,000	3,578,950
Nestle Capital Corp.	4.50	01/15/08	1,035,000	1,033,189
Proctor & Gamble Co.	4.76	01/04/08	2,110,000	2,109,163
Proctor & Gamble Co.	4.50	01/22/08	1,950,000	1,944,881
Prudential Funding Corp.	4.54	01/16/08	2,940,000	2,934,439
Prudential Funding Corp.	4.62	02/13/08	2,200,000	2,187,860
Prudential Funding Corp.	4.65	02/15/08	1,930,000	1,918,782
Toyota Motor Credit Corp.	4.57	01/30/08	2,650,000	2,640,244
Toyota Motor Credit Corp.	4.69	02/21/08	1,940,000	1,927,110
Toyota Motor Credit Corp.	4.68	02/29/08	2,370,000	2,351,822
UBS Finance Delaware LLC	5.03	01/14/08	1,750,000	1,746,821
UBS Finance Delaware LLC	4.40	01/28/08	600,000	598,020
UBS Finance Delaware LLC	4.40	02/20/08	170,000	168,961
United Parcel Service	4.22	01/22/08	1,681,000	1,676,862
United Parcel Service	4.25	01/28/08	2,000,000	1,993,625
Wal-Mart Stores, Inc.	4.50	01/23/08	160,000	159,560

Portfolio of Investments	23

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
 December 31, 2007 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Commercial Paper continued)

Wells Fargo & Co.	4.30%		01/02/08	$5,000,000	$4,999,403
XTRA Corp.	4.30		01/17/08	3,930,000	3,922,489
XTRA Corp.	4.30		01/23/08	3,195,000	3,186,604

Total Commercial Paper (Cost $100,760,869)					100,760,869

U.S. GOVERNMENT AGENCY OBLIGATIONS

(8.2% of portfolio)

Federal Home Loan Bank	0.00	(a)	01/16/08	3,000,000	2,994,588
Federal Home Loan Bank	0.00	(a)	02/01/08	2,500,000	2,490,722
Federal Home Loan Bank	5.30		02/13/08	350,000	350,225
Federal Home Loan Bank	4.43		04/07/08	200,000	199,525
Federal Home Loan Mortgage Corp.(b)	4.25		01/23/08	1,348,000	1,344,499
Federal Home Loan Mortgage Corp.(b)	3.25		01/28/08	300,000	299,541
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	02/04/08	100,000	99,591
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	02/05/08	350,000	348,523
Federal Home Loan Mortgage Corp.(b)	3.20		05/21/08	1,000,000	995,480
Federal National Mortgage Association(b)	0.00	(a)	01/09/08	150,000	149,854
Federal National Mortgage Association(b)	0.00	(a)	02/15/08	3,000,000	2,983,800

Total U.S. Government Agency Obligations (Cost $12,256,348)					12,256,348

MONEY MARKET ACCOUNTS

(9.3% of portfolio)

SSgA Prime Money Market Fund(c)	4.71			7,336,000	7,336,000
SSgA Money Market Fund(c)	4.54			6,602,572	6,602,572

Total Money Market Accounts (Cost $13,938,572)					13,938,572

TOTAL INVESTMENTS IN SECURITIES (Cost $149,407,323)—100%					$149,407,323

(a)	Zero coupon security, purchased at a discount.
(b)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
(c)	7-day yield at December 31, 2007.

24	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
 December 31, 2007

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(10.4% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	55,832	56,274
Small Business Administration 98-20D	6.15		04/01/18	77,644	79,846
Small Business Administration 98-20E	6.30		05/01/18	54,883	56,596
Small Business Administration 98-20H	6.15		08/01/18	29,538	30,395
Small Business Administration 99-20D	6.15		04/01/19	86,959	89,679
Small Business Administration 04-20C	4.34		03/01/24	193,466	185,648
Small Business Administration 05-10E	4.54		09/01/15	83,288	83,455
Small Business Administration Pool # 100075	3.50		05/25/19	54,824	50,527
Small Business Administration Pool # 500724	6.50	(a)	12/25/13	13,323	13,021
Small Business Administration Pool # 502261	5.63	(a)	10/25/17	21,825	21,532
Small Business Administration Pool # 502477	5.75	(a)	09/25/18	58,981	57,992
Small Business Administration Pool # 502543	5.20	(a)	01/25/19	104,570	104,529
Small Business Administration Pool # 502684	5.75	(a)	07/25/19	25,044	25,190
Small Business Administration Pool # 503278	5.38	(a)	02/25/21	42,085	42,111
Small Business Administration Pool # 503463	5.63	(a)	09/25/21	78,932	77,579
Small Business Administration Pool # 504305	5.38	(a)	10/25/23	24,284	23,773
Small Business Investment Companies 99-10A	6.24		03/10/09	179,371	181,731
Small Business Investment Companies 00-10B	7.45		09/01/10	68,021	70,706
Small Business Investment Companies 02-20K	5.08		11/01/22	64,611	64,804
Small Business Investment Companies 02-P10B	5.20		08/01/12	132,957	134,355
Small Business Investment Companies 03-10A	4.63		03/10/13	928,759	924,072
Small Business Investment Companies 03-10B	3.39		03/01/13	95,167	93,097
Small Business Investment Companies 03-P10A	4.52		02/10/13	40,460	40,146
Small Business Investment Companies 03-P10B	5.14		08/10/13	118,884	119,779
Small Business Investment Companies 04-10A	4.12		03/01/14	392,287	383,153
Small Business Investment Companies 04-10B	4.68		09/10/14	421,773	419,406
Small Business Investment Companies 04-P10A	4.50		02/10/14	141,037	136,721
Small Business Investment Companies 05-P10A	4.64		02/10/15	201,841	200,071
Small Business Investment Companies 05-10B	4.94		09/10/15	300,000	297,843

Total Asset Backed Securities (Cost $3,973,553)					4,064,031

MORTGAGE BACKED SECURITIES

(21.6% of portfolio)

Bear Stearns Commercial Mortgage Securities 2004-ESA D(c)	4.99		05/14/16	620,000	628,649
Bear Stearns Commercial Mortgage Securities 2004-ESA E(c)	5.06		05/14/16	500,000	507,494
Bear Stearns Commercial Mortgage Securities 2004-ESA F(c)	5.18		05/14/16	315,000	320,216
GNMA #1928	7.00		11/20/09	3,690	3,747
GNMA #2602	6.00		06/20/28	119,118	121,987
GNMA #2707	5.50		01/20/14	26,622	26,914
GNMA #8004	5.63	(a)	07/20/22	51,209	51,451
GNMA #8006	5.63	(a)	07/20/22	40,683	40,889
GNMA #8038	5.63	(a)	08/20/22	23,911	24,032
GNMA #8040	5.63	(a)	08/20/22	57,566	57,952
GNMA #8054	6.13	(a)	10/20/22	12,980	13,122
GNMA #8076	6.13	(a)	11/20/22	24,847	25,151
GNMA #8102	6.00	(a)	02/20/16	15,944	16,024
GNMA #8103	6.50	(a)	02/20/16	51,256	51,983
GNMA #8157	6.38	(a)	03/20/23	47,922	48,574
GNMA #8191	6.38	(a)	05/20/23	80,231	81,051
GNMA #8215	6.38	(a)	04/20/17	8,750	8,856
GNMA #8259	5.63	(a)	08/20/23	20,519	20,603
GNMA #8297	6.13	(a)	12/20/17	25,539	25,884
GNMA #8332	6.50	(a)	03/20/18	14,878	15,124
GNMA #8344	6.50	(a)	04/20/18	31,140	31,602
GNMA #8384	6.38	(a)	03/20/24	10,925	11,060
GNMA #8393	5.63	(a)	08/20/18	10,745	10,779
GNMA #8400	5.63	(a)	08/20/18	21,895	22,033
GNMA #8405	5.63	(a)	09/20/18	20,156	20,260

Portfolio of Investments	25

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8423	6.38	(a)%	05/20/24	$12,870	$13,015
GNMA #8429	6.13	(a)	11/20/18	24,626	24,942
GNMA #8459	5.63	(a)	07/20/24	20,301	20,412
GNMA #8499	6.88	(a)	05/20/19	11,442	11,605
GNMA #8518	6.13	(a)	10/20/24	20,793	21,049
GNMA #8532	6.13	(a)	10/20/24	26,893	27,261
GNMA #8591	6.38	(a)	02/20/25	56,934	57,743
GNMA #8638	6.38	(a)	06/20/25	24,550	24,826
GNMA #8648	5.63	(a)	07/20/25	44,443	44,625
GNMA #8663	5.63	(a)	07/20/25	26,937	27,124
GNMA #8680	5.63	(a)	08/20/20	35,503	35,768
GNMA #8687	5.63	(a)	08/20/25	5,728	5,763
GNMA #8702	6.13	(a)	10/20/20	12,786	12,964
GNMA #8747	6.13	(a)	11/20/25	18,343	18,587
GNMA #8807	5.63	(a)	07/20/21	28,178	28,328
GNMA #8836	5.63	(a)	09/20/21	28,326	28,468
GNMA #8847	6.38	(a)	04/20/26	25,371	25,630
GNMA #8869	6.13	(a)	11/20/21	75,440	76,370
GNMA #8873	6.13	(a)	11/20/21	33,706	34,143
GNMA #8877	6.38	(a)	05/20/26	6,559	6,635
GNMA #8883	6.13	(a)	12/20/21	25,903	26,214
GNMA #8915	6.38	(a)	02/20/22	25,838	26,185
GNMA #8934	6.38	(a)	03/20/22	47,573	48,227
GNMA #8978	6.38	(a)	05/20/22	119,553	120,926
GNMA #80053	6.38	(a)	03/20/27	5,923	6,007
GNMA #80058	6.38	(a)	04/20/27	6,621	6,688
GNMA #80185	6.38	(a)	04/20/28	67,218	67,904
GNMA #80264	6.25	(a)	03/20/29	63,841	64,551
GNMA #80283	6.38	(a)	05/20/29	48,425	48,919
GNMA #80300	5.63	(a)	07/20/29	38,629	38,830
GNMA #80309	5.63	(a)	08/20/29	14,031	14,084
GNMA #80363	6.25	(a)	01/20/30	109,784	111,085
GNMA #80426	5.63	(a)	07/20/30	5,243	5,273
GNMA #80452	5.63	(a)	09/20/30	31,791	31,967
GNMA #80475	5.88	(a)	12/20/30	57,494	58,155
GNMA #80577	5.75	(a)	02/20/32	11,678	11,783
GNMA #80684	6.38	(a)	04/20/33	61,078	61,529
GNMA #81129	5.50	(a)	10/20/34	456,198	464,190
GNMA #383310	5.00		04/15/09	24,240	24,209
GNMA #510280	6.00		08/15/14	24,565	25,137
GNMA #583189	4.50		02/20/17	89,291	87,637
GNMA #607494	5.00		04/15/19	140,807	141,199
GNMA #616274	5.00		02/15/19	77,312	77,527
GNMA #780336	6.50		02/15/11	6,351	6,435
GNMA 1996-4	7.00		04/16/26	9,964	10,509
GNMA 2001-53	5.30	(a)	10/20/31	16,645	16,684
GNMA 2001-53	5.50		12/20/31	90,239	90,891
GNMA 2001-61	5.45	(a)	09/20/30	35,921	36,074
GNMA 2002-15	5.50		11/20/31	169,729	171,433
GNMA 2002-20	4.50		03/20/32	43,388	42,579
GNMA 2002-88	5.00		05/16/31	182,597	182,203
GNMA 2003-11	4.00		10/17/29	84,456	80,325
GNMA 2003-12	4.50		02/20/32	63,779	62,635
GNMA 2003-26	5.48	(a)	04/16/33	27,109	27,130
GNMA 2003-86	4.00		03/20/23	12,866	12,830
GNMA 2003-97	4.50		03/20/33	131,911	129,040
GNMA 2004-17	4.50		12/20/33	307,815	298,861
GNMA 2004-17	4.50		12/17/26	890,599	886,124
GNMA 2004-102	5.50		04/20/34	102,961	105,188

26	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA 2005-56	5.00%		08/20/31	$323,803	$324,744
GNMA 2005-88	5.50		02/20/33	190,845	191,760
GNMA 2006-36	6.00		02/20/21	107,497	107,830
GNMA 2007-11	5.50		03/20/37	474,012	473,726
GNMA 2007-30	5.50		03/20/35	209,956	209,298
Government Lease Trust 99-C1A(c)	4.00		05/18/11	522,959	523,271
Government Lease Trust 99-C1A(c)	4.00		05/18/11	165,000	165,098

Total Mortgage Backed Securities (Cost $8,362,375)					8,453,589

MUNICIPAL BONDS

(2.9% of portfolio)

East Lansing Michigan	7.45		04/01/20	300,000	319,035
Fiscal Year 2005 Securitization Corp. New York	3.40		08/15/08	420,000	418,778
Johnson City Tennessee Public Building Authority	7.00		09/01/18	100,000	108,128
Los Angeles CA Unified School District	4.25		10/01/08	290,000	289,838

Total Municipal Bond (Cost $1,124,362)					1,135,779

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(55.3% of portfolio)

Dobie Center Properties LTD(c)	6.46		05/01/09	525,000	540,622
Government Trust Certificate (Sri Lanka Trust)	4.93	(a)	06/15/12	112,500	112,499
National Archives Facility Trust	8.50		09/01/19	53,525	66,244
Overseas Private Investment Corp.	0.00	(b)	05/27/08	250,000	291,995
Overseas Private Investment Corp.	4.10		11/15/14	116,800	118,342
Overseas Private Investment Corp.	3.74		04/15/15	61,601	61,410
Overseas Private Investment Corp.	3.62		09/15/16	113,220	113,625
Private Export Funding Corp.	5.75		01/15/08	1,550,000	1,550,591
Private Export Funding Corp.	5.87		07/31/08	2,100,000	2,118,171
Private Export Funding Corp.	6.67		09/15/09	975,000	1,024,685
Rowan Companies Inc.	2.80		10/20/13	114,285	112,110
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	533,220
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	264,869
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	527,279
U.S. Treasury Note	3.38		02/15/08	5,750,000	5,750,449
U.S. Treasury Note	4.88		04/30/08	2,500,000	2,512,110
U.S. Treasury Note	2.63		05/15/08	500,000	498,711
U.S. Treasury Note	3.75		05/15/08	500,000	500,586
U.S. Treasury Note	4.88		10/31/08	750,000	759,082
U.S. Treasury Note	4.38		11/15/08	1,000,000	1,007,891
U.S. Treasury Note	4.50		02/15/09	3,100,000	3,146,742

Total U.S. Government and Agency Obligations (Cost $21,397,520)					21,611,233

U.S. TREASURY BILL

(5.1% of portfolio)

U.S. Treasury Bill	3.22		03/27/08	2,000,000	1,984,616

Total U.S. Treasury Bill (Cost $1,984,616)					1,984,616

Portfolio of Investments	27

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2007

MONEY MARKET ACCOUNT	Interest Rate		Face Amount	Value

(4.7% of portfolio)

Vanguard Treasury Money Market Fund	3.73	(d)	1,827,762	1,827,762

Total Money Market Account (Cost $1,827,762)				1,827,762

TOTAL INVESTMENTS IN SECURITIES (Cost $38,670,188) — 100%				$39,077,010

(a)	Variable coupon rate as of December 31, 2007.
(b)	Zero coupon security, security accretes to a premium price at maturity.

(c)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $2,685,350 and represents 6.9% of total investment.
(d)	7-day yield at December 31, 2007.

28	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
 December 31, 2007

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(32.2% of portfolio)

BASIC INDUSTRIES — 3.3%
3M Employee Stock Ownership Plan(b)	5.62%		07/15/09	1,630,338	1,661,510
Exxon Capital Corp.	6.13		09/08/08	650,000	657,368
Halliburton Co.(b)	5.50		10/15/10	100,000	102,795
ITT Corp.	5.27	(a)	08/25/48	730,000	719,561
Minnesota Mining & Manufacturing Co.	4.23	(a)	09/30/27	250,000	245,598
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	264,000	261,261
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	343,684
Snap-on Inc.	5.38	(a)	01/12/10	1,775,000	1,754,131
Vulcan Materials Co.	6.39	(a)	12/15/10	1,800,000	1,782,430

Total Basic Industries					7,528,338

CONSUMER STAPLES — 2.5%
Beverages
Anheuser-Busch Companies, Inc.	5.75		01/15/11	100,000	100,030
Brown-Forman Corp.	3.00		03/15/08	1,925,000	1,915,789
Brown-Forman Corp.	5.33	(a)	04/01/10	1,100,000	1,094,661

Food Products
Campbell Soup Co.	5.88		10/01/08	2,695,000	2,721,360

Total Consumer Staples					5,831,840

CONSUMER DISCRETIONARY — 0.1%
Specialty Retail
Home Depot Inc.	5.12	(a)	12/16/09	230,000	225,331

Total Consumer Discretionary					225,331

FINANCE — 16.3%
Banks
Bank of America Corp.	4.45	(d)	10/15/09	465,000	462,270
Bank of America Corp.	4.50	(d)	12/15/09	245,000	243,506
Bank of America Corp.	7.23		08/15/12	200,000	218,829
Bayerische Landesbank New York	2.88		10/15/08	575,000	567,002
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,137,142
Bayerische Landesbank New York	4.50	(d)	02/28/10	775,000	773,886
Canadian Imperial Bank of Commerce New York	4.38		07/28/08	1,100,000	1,100,121
Capital One FSB	5.21	(a)	03/13/09	1,750,000	1,723,743
Citigroup Inc.	3.50		02/01/08	345,000	344,557
City National Bank	6.38		01/15/08	2,615,000	2,616,143
Comerica Bank	7.13		12/01/13	460,000	465,147
Deusche Bank AG New York	0.00	(a)	08/04/08	500,000	482,500
First Tennessee Bank N.A.	4.55		07/03/08	650,000	648,422
First Tennessee Bank N.A.	5.32		12/08/08	570,000	569,675
Suntrust Bank	4.55		05/25/09	450,000	449,321
US Bank N.A.	3.75		02/06/09	100,000	98,811
US Bank N.A.(b)	5.92		05/25/12	747,506	775,705
Washington Mutual Bank	5.13	(a)	08/25/08	415,000	394,370
Washington Mutual Bank	5.55		06/16/10	240,000	225,879
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	4.34	(a)	08/07/08	100,000	99,891
Consumer Loans
American General Finance Corp.	3.88		10/01/09	640,000	632,589
Berkshire Hathaway Finance Corp.	3.38		10/15/08	250,000	247,788
CIT Group Inc.	5.05	(a)	02/21/08	850,000	842,480
CIT Group Inc.	4.00		05/08/08	1,100,000	1,090,834
CIT Group Inc.	5.13	(a)	01/30/09	1,050,000	986,415
CIT Group Inc.	7.63		11/30/12	275,000	278,742

Portfolio of Investments	29

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

Countrywide Financial Corp.	5.13	(a)%	02/28/08	$1,100,000	$1,061,867
Countrywide Financial Corp.	3.25		05/21/08	280,000	253,027
Countrywide Financial Corp.	5.10	(a)	03/24/09	1,100,000	847,332
Countrywide Financial Corp.(b)	1.74	(a)	04/15/37	475,000	370,405
General Electric Capital Corp.	3.85	(a)	05/30/08	813,000	805,947
General Electric Capital Corp.	3.67	(a)	06/11/08	972,000	965,481
General Electric Capital Corp.	3.96	(a)	06/27/08	215,000	213,566
General Electric Capital Corp.	5.00	(d)	12/20/08	125,000	124,870
General Electric Capital Corp.	4.18	(a)	02/20/09	1,200,000	1,180,909
General Electric Capital Corp.(b)	4.15		04/14/09	555,000	554,450
General Electric Capital Corp.	3.25		07/15/10	100,000	97,311
General Electric Capital Corp.	4.48	(a)	02/18/11	260,000	253,819
General Electric Capital Corp.	4.00	(d)	09/12/11	295,000	293,073
General Electric Capital Corp.	4.22	(a)	05/01/51	100,000	99,125
Household Finance Corp.	4.22	(a)	05/15/08	110,000	109,966
Household Finance Corp.	4.02	(a)	08/15/08	100,000	99,792
SLM Corp.	4.01	(a)	03/15/08	115,000	114,103
Toyota Motor Credit Corp	2.75		08/06/09	118,182	116,980
Insurance
Allstate Financial Global Funding(b)	2.50		06/20/08	225,000	222,664
Allstate Life Global Funding II	5.17		01/22/09	1,065,000	1,069,441
American International Group(b)	2.88		05/15/08	450,000	445,446
Hartford Life Global Funding	5.75		08/15/12	210,000	209,996
MassMutual Global Funding II(b)	2.55		07/15/08	100,000	98,836
MBIA Global Funding LLC(b)	5.15	(a)	12/05/08	1,050,000	1,036,958
MBIA Global Funding LLC(b)	4.38		03/15/10	750,000	725,120
Monumental Global Funding II(b)	2.80		07/15/08	220,000	217,532
Principal Life Income Funding	3.20		04/01/09	400,000	394,396
Principal Life Income Funding	4.00		12/15/09	350,000	347,412
Protective Life Secured Trust	5.40		02/15/09	550,000	549,471
Protective Life Secured Trust	4.15		06/15/10	100,000	101,892
Protective Life Secured Trust	4.00		04/01/11	450,000	450,931
Reliance Standard Life(b)	5.63		03/15/11	800,000	835,257
Investment Banker/Broker
Bear Stearns Co., Inc.	4.00		01/31/08	1,500,000	1,497,610
Bear Stearns Co., Inc.	5.85		07/19/10	800,000	795,035
Bear Stearns Co., Inc.	2.88		07/02/08	320,000	314,823
Lehman Brothers Holdings Inc.	0.15	(a)	06/23/08	165,000	161,283
Merrill Lynch & Co., Inc.	4.28	(a)	05/21/08	219,000	218,127
Merrill Lynch & Co., Inc.	5.20		06/15/11	325,000	319,471
Morgan Stanley Dean Witter	5.00		09/07/10	1,000,000	988,948
Mortgage
Residential Capital LLC	7.62	(a)	05/22/09	1,350,000	958,500
Residential Capital LLC	6.38		06/30/10	415,000	265,600

Total Finance					37,262,540

HEALTHCARE — 1.2%
Pharmaceuticals
Abbott Laboratories	3.50		02/17/09	550,000	542,787
Allergan Inc.	7.47		04/17/12	350,000	389,645
Bristol Myers Squibb Co.(b)	4.00		08/15/08	225,000	223,191
Eli Lilly & Co.	2.90		03/15/08	1,000,000	996,722

30	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

Hospira Inc.	5.31	(a)%	03/30/10	$440,000	$436,777
Wyeth	4.13		03/01/08	215,000	214,849

Total Healthcare					2,803,971

INFORMATION TECHNOLOGY — 1.3%
Communication Equipment
Cisco Systems Inc.	5.25		02/22/11	450,000	461,366
Computers
Dell Computer Corp.	6.55		04/15/08	1,290,000	1,295,437
Diversified Information Technology
International Business Machines Corp.	3.80		02/01/08	1,175,000	1,174,194

Total Information Technology					2,930,997

TRANSPORTATION — 2.2%
Airline
Southwest Airlines Inc.	7.22		07/01/13	152,413	156,757
Railroad
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	238,293
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,273,175	1,223,584
Burlington Northern & Santa Fe Railway Co.	4.97		04/01/23	192,508	183,601
CSX Transportation Inc.	6.38		06/15/08	225,000	226,386
CSX Transportation Inc.	7.73		03/15/09	115,000	118,947
Union Tank Car Co.	6.35		03/17/08	110,000	110,311
Union Tank Car Co.	6.50		04/15/08	51,443	51,831
Union Tank Car Co.	7.45		06/01/09	295,000	307,023
Union Tank Car Co.	6.79		05/01/10	1,400,000	1,457,464
Union Tank Car Co.	6.57		01/02/14	261,740	286,362
Services
United Parcel Services	4.00		12/15/09	100,000	99,297
Special Purpose Entity
Toll Road Investor Partnership II LLP(b)	0.00	(c)	02/15/10	500,000	455,260

Total Transportation					4,915,116

UTILITIES — 5.3%
Electric & Gas
Central Hudson Gas & Electric Corp.	6.00		01/15/09	340,000	343,344
Cleco Corp.	7.00		05/01/08	375,000	377,518
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,251,095
Duke Energy Corp.	4.20		10/01/08	1,980,000	1,967,556
Duke Energy Corp.	5.38		01/01/09	625,000	629,249
Empire District Electric Co.	8.13		11/01/09	225,000	237,839
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	351,388
National Fuel Gas Co.	6.00		03/01/09	625,000	633,607
Northern National Gas Co.(b)	6.75		09/15/08	335,000	339,706
Public Service Electric & Gas Co.	6.38		05/01/08	525,000	527,177
Southern California Gas Co.	4.80		10/01/12	165,000	166,738
Washington Gas Light Co.	6.51		08/18/08	350,000	353,108

Telephone
Ameritech Capital Funding Corp.	6.15		01/15/08	185,000	185,060
GTE California Inc.	7.00		05/01/08	750,000	754,125
GTE Northwest Inc.	5.55		10/15/08	250,000	250,516
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,329,236
NYNEX Corp.	9.55		05/01/10	39,576	41,911
Pacific Bell	6.13		02/15/08	650,000	650,541

Portfolio of Investments	31

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

SBC Communications Capital Corp.	7.00%		10/01/12	$450,000	$457,011
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,385,207

Total Utilities					12,231,932

Total Corporate Bonds (Cost $74,305,124)					73,730,065.00

YANKEE BONDS

(9.4% of portfolio)

Bank of Scotland PLC(b)	4.00		09/15/09	675,000	669,150
Bayerische Landesbank	4.25	(d)	07/22/11	1,350,000	1,343,169
BNP Paribas SA	3.41	(a)	03/05/08	2,165,000	2,164,266
Canadian National Railway Co.	7.52		01/03/10	844,317	865,433
CIT Group Funding Co. of Canada	4.65		07/01/10	675,000	641,939
European Investment Bank	4.50	(d)	05/18/11	1,780,000	1,783,158
Hydro-Quebec	6.27		01/03/26	80,000	89,506
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	99,567
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	1,013,849
International Bank for Reconstruction and Development	3.50	(d)	04/29/09	375,000	374,397
International Bank for Reconstruction and Development	4.25	(d)	11/08/09	300,000	299,448
International Bank for Reconstruction and Development	4.50	(d)	04/29/10	600,000	599,710
International Bank for Reconstruction and Development	4.00	(d)	05/28/10	885,000	884,581
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	782,521
International Bank for Reconstruction and Development	4.00	(d)	03/03/11	250,000	249,735
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	222,163
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	216,600
International Bank for Reconstruction and Development	3.75	(d)	07/03/13	865,000	864,254
International Bank for Reconstruction and Development	4.75	(d)	12/14/14	250,000	250,520
International Multifoods Inc.	6.60		11/13/09	250,000	260,547
IXIS Corp. & Investment Bank	4.50	(d)	03/04/10	500,000	499,310
IXIS Corp. & Investment Bank	4.50	(d)	08/14/13	280,000	278,072
KFW	4.50	(d)	01/13/11	1,160,000	1,159,764
LLOYDS Bank PLC	4.25		12/10/08	280,000	279,289
Nestle Holding Inc.	3.75	(d)	03/31/09	1,937,000	1,932,855
Ontario Province of Canada	3.28		03/28/08	940,000	936,845
Rabobank Nederland	4.50	(d)	11/12/08	260,000	260,202
Rabobank Nederland	3.50	(d)	02/18/09	700,000	695,903
Rabobank Nederland	4.50	(d)	05/06/11	200,000	198,716
Royal Bank of Scotland PLC	4.75	(d)	10/30/09	420,000	420,105
Shell International Finance BV	5.63		06/27/11	1,100,000	1,148,482
United Utilities PLC	6.45		04/01/08	100,000	100,177

Total Yankee Bonds (Cost $21,229,944)					21,584,233

ASSET BACKED SECURITIES

(18.9% of portfolio)

ACLC Franchise Loan Receivables Trust 97-A(b)	5.68	(a)	09/17/12	25,612	25,670
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	592,180	598,276
Advanta Business Card Master Trust 06-A5	5.10		09/20/12	1,150,000	1,156,830
Americredit Automobile Receivables Trust 04-1	4.22		07/06/09	144,782	144,583
Americredit Automobile Receivables Trust 04-BM	2.67		03/07/11	725,066	722,685
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	2,100,000	2,089,090
Americredit Automobile Receivables Trust 05-BM	4.05		02/06/10	407,627	406,524
Americredit Automobile Receivables Trust 06-AF	5.56		09/06/11	838,415	842,649
Americredit Automobile Receivables Trust 06-RM	5.42		08/08/11	1,135,000	1,143,827
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	210,000	213,809
Americredit Automobile Receivables Trust 07-AX	5.29		11/06/10	594,107	593,981
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	280,000	281,676
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	360,669	356,057

32	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

Bay View Auto Trust 05-LJ2	4.41%		07/25/10	$482,918	$482,352
Capital Auto Receivable Asset Trust 06-SN1A(b)	5.40		01/20/09	261,315	261,549
Capital One Auto Finance Trust 05-C	4.61		07/15/10	506,783	505,283
Capital One Auto Finance Trust 07-A	5.33		05/15/10	180,893	181,127
Capital One Auto Finance Trust 07-B	5.03		04/15/12	275,000	276,691
Caterpillar Financial Asset Trust 06-A	5.57		05/25/10	602,007	605,818
Caterpillar Financial Asset Trust 07-A	5.34		06/25/12	650,000	659,789
Charming Shoppes Master Trust 04-1A(b)	5.98	(a)	05/15/14	500,000	493,125
CIT RV Trust 99-A	6.24		08/15/15	79,858	79,898
Citibank Credit Card Issuance Trust 06-A2	4.85		02/10/11	900,000	905,327
CPS Auto Trust 06-A(b)	5.22		01/15/10	13,148	13,152
CPS Auto Trust 06-C(b)	5.31		02/15/10	52,671	52,687
CPS Auto Trust 07-C(b)	5.92		05/15/14	834,995	816,992
Credit Acceptance Auto Dealer Loan Trust 06-2(b)	5.38		06/15/12	1,124,558	1,124,817
Credit Acceptance Auto Dealer Loan Trust 07-2(b)	6.16		04/15/13	1,000,000	1,004,730
Daimler Chrysler Auto Trust 06-A	5.01		01/08/11	500,000	503,428
Drive Auto Receivables Trust 05-2(b)	4.12		01/15/10	96,694	96,671
Drive Auto Receivables Trust 05-3(b)	4.99		10/15/10	454,224	454,185
Drive Auto Receivables Trust 06-1(b)	5.54	(d)	12/16/13	650,000	660,504
Drive Auto Receivables Trust 06-2(b)	5.30		07/15/11	610,284	610,348
DVI Receivables Corp. 00-2	7.12		11/12/08	98,354	49,177
DVI Receivables Corp. 01-2	3.52		07/11/08	346,964	104,089
DVI Receivables Corp. 02-1	4.57		06/11/10	204,570	51,142
DVI Receivables Corp. 03-1	5.73	(a)	03/14/11	646,893	355,791
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	1,036,512	1,011,873
First Auto Receivables Group Trust 03-2(b)	3.31		09/15/10	292,409	292,262
Ford Credit Auto Owner Trust 06-B	5.42		07/15/09	99,076	99,198
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	759,375
Great America Leasing Receivables 05-1(b)	4.82		03/20/09	111,585	111,583
Great America Leasing Receivables 06-1(b)	5.39		09/15/11	495,000	501,832
Hertz Vehicle Financing LLC 05-2(b)	5.08		11/25/11	1,350,000	1,359,413
Household Automotive Trust 05-2	4.37		05/17/10	1,220,192	1,217,776
Household Automotive Trust 06-1	5.43		06/17/11	765,982	770,052
Household Automotive Trust 07-1	5.32		05/17/10	326,376	326,628
LAI Vehicle Lease Securization Trust 04-A(b)	3.41		12/15/10	99,197	98,845
Long Beach Auto Receivable Trust 06-B	5.17		08/15/11	2,250,000	2,260,010
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	254,965	258,421
MBNA Credit Card Master Note Trust 03-A11	3.65		03/15/11	90,000	89,462
Navistar Financial Corp. Owner Trust 05-A	4.22		02/15/10	946,869	942,505
Nissan Auto Receivables Owner Trust 06-B	5.16		02/15/10	311,521	312,139
Peachtree Franchise Loan, LLC 99-A(b)	6.68		01/15/21	6,276	6,308
Pinnacle Capital Asset Trust 06-A(b)	5.37		01/25/09	169,069	169,169
Prestige Auto Receivables Trust 05-1A(b)	4.37		06/15/12	268,380	267,721
Prestige Auto Receivables Trust 06-1A(b)	5.25		06/17/13	243,786	244,387
Santander Drive Auto Receivables Trust 07-1	5.20		12/15/10	1,721,671	1,722,933
Santander Drive Auto Receivables Trust 07-1	5.05		09/15/11	3,700,000	3,712,224
Santander Drive Auto Receivables Trust 07-2	5.83	(a)	08/15/14	1,350,000	1,331,227
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,800,000	1,819,973
SLM Student Loan Trust 05-7	4.41		07/25/25	130,000	131,279
Small Business Administration 99-10B	6.00		03/01/09	11,033	11,065
Small Business Administration 02-20K	5.08		11/01/22	226,137	226,812
Small Business Administration 03-10B	3.39		03/01/13	214,127	209,469
Small Business Administration 03-P10B	5.14		08/10/13	142,661	143,735
Small Business Administration 05-10E	4.54		09/01/15	208,219	208,637
Susquehanna Auto Lease Trust 07-1(b)	5.32		04/14/09	1,105,266	1,105,266
Triad Automobile Receivables Owner Trust 06-B	5.52		11/12/12	125,000	127,097
Triad Automobile Receivables Owner Trust 06-C	5.26		11/14/11	100,000	100,022
Triad Automobile Receivables Owner Trust 06-C	5.31		05/13/13	110,000	110,611
UPFC Auto Receivables Trust 05-B	4.98		08/15/11	83,502	83,572

Portfolio of Investments	33

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

UPFC Auto Receivables Trust 06-A	5.46%		06/15/09	$79,088	$79,171
UPFC Auto Receivables Trust 06-A	5.49		05/15/12	545,000	549,225
UPFC Auto Receivables Trust 06-B	5.01		08/15/12	190,000	191,419
Washington Mutual Master Note Trust 07-A4A(b)	5.20		10/15/14	925,000	939,781
WFS Financial Owner Trust 05-1	3.59		10/19/09	391,819	391,165

Total Asset Backed Securities (Cost $43,596,243)					43,217,971

MORTGAGE BACKED SECURITIES

(24.5% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	98,047	94,573
Accredited Mortgage Loan Trust 04-3	3.92	(a)	10/25/34	76,186	75,633
Adjustable Rate Mortgage Trust 05-10	4.74	(a)	01/25/36	280,340	279,416
American Business Financial Services 02-1	6.51		12/15/32	109,669	109,378
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	100,000	98,784
Amresco Residential Securities 98-1	7.57		10/25/27	133,220	132,816
Banc of America Funding Corp. 04-A	5.01	(a)	09/20/34	197,049	192,097
Banc of America Funding Corp. 05-G	5.24	(a)	10/20/35	1,576,682	1,524,152
Banc of America Mortgage Securities Inc. 02-J	7.53	(a)	09/25/32	88,604	88,312
Banc of America Mortgage Securities Inc. 04-F	4.15	(a)	07/25/34	691,622	686,762
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	168,186	163,040
Banc of America Mortgage Securities Inc. 05-C	4.70	(a)	04/25/35	143,295	142,855
Bear Stearns Adjustable Rate Mortgage Trust 04-10	4.65	(a)	01/25/35	893,079	890,194
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.44	(a)	02/25/36	169,142	165,679
Bear Stearns Adjustable Rate Mortgage Trust 06-6	5.81	(a)	11/25/36	356,263	351,236
Bear Stearns ALT-A Trust 04-11	7.00	(a)	11/25/34	50,865	52,444
Bear Stearns ALT-A Trust 05-4	5.37	(a)	05/25/35	245,331	242,410
Bear Stearns ALT-A Trust 05-9	5.80	(a)	11/25/35	136,021	131,847
Bear Stearns Asset Backed Securities Trust 03-3	5.46	(a)	06/15/43	165,534	163,230
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	91,738	91,163
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	87,328	87,355
Chase Mortgage Finance Corp. 06-A1	6.03	(a)	09/25/36	142,502	141,999
Chaseflex Trust 05-2	6.00		06/25/35	247,203	249,204
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	1,055,365	1,065,490
CITICORP Mortgage Securities, Inc. 88-11	6.56	(a)	08/25/18	56,670	55,004
CITICORP Mortgage Securities, Inc. 88-17	6.49	(a)	11/25/18	80,627	80,006
Citigroup Mortgage Loan Trust, Inc. 05-7	5.31	(a)	09/25/35	605,317	604,172
CMO Trust 17	7.25		04/20/18	2,570	2,570
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	358,876	382,914
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	81,414	81,257
Countrywide Alternative Loan Trust 04-18CB	5.13		09/25/34	28,281	28,207
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	159,878	159,778
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	583,428	563,422
Countrywide Alternative Loan Trust 05-43	5.71	(a)	10/25/35	85,219	82,373
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	04/25/35	280,000	242,293
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	244,963	244,764
Countrywide Home Loans 03-56	4.49		12/25/33	250,000	248,747
Countrywide Home Loans 03-J13	5.25		01/25/24	798,900	786,420
Countrywide Home Loans 05-HYB8	5.62	(a)	12/20/35	301,787	291,457
Countrywide Home Loans 06-HYB5	5.84	(a)	09/20/36	165,517	164,349
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	456,690	451,966
Credit Suisse First Boston Mortgage 03-21	6.37	(a)	09/25/33	51,508	50,327
Credit Suisse First Boston Mortgage 03-AR24	4.03	(a)	10/25/33	980,091	976,054
Credit Suisse First Boston Mortgage 04-AR3	4.73	(a)	04/25/34	241,526	240,819
Credit Suisse First Boston Mortgage 05-4	5.50		06/25/15	328,559	324,839
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	790,318	769,197
Credit Suisse First Boston Mortgage 06-1	4.99	(a)	05/25/36	1,839,840	1,626,479
Credit Suisse First Boston Mortgage 06-2	5.47	(a)	07/25/36	1,120,000	543,740
DLJ Mortgage Acceptance Corp. 91-3	6.71	(a)	02/20/21	54,218	54,080

34	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

FHLMC 2419	5.50%		03/15/17	$7,911	$8,127
FHLMC 2586	3.50		12/15/32	284,284	281,510
FHLMC 2649	4.50		07/15/18	694,489	672,426
FHLMC 3061	5.50		07/15/16	551,036	563,187
FHLMC 3071	5.75		11/15/34	410,665	414,667
FHLMC 780754	4.68	(a)	08/01/33	60,021	59,803
FHLMC M80833	4.00		08/01/10	382,540	376,374
FHLMC M80848	3.00		07/01/10	283,088	274,476
FHLMC M90951	4.50		10/01/09	128,504	127,567
FHLMC R009	5.75		12/15/18	684,785	692,973
FHLMC R010	5.50		12/15/19	1,286,476	1,300,654
FHLMC R013	6.00		12/15/21	629,720	639,637
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	26,795	26,709
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	37,710	37,589
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	972	967
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	5.30	(a)	09/25/34	67,275	66,976
First Horizon Mortgage Pass-Through Trust 05-AR2	4.89	(a)	05/25/35	416,535	411,259
Flagstar Home Equity Loan Trust 07-1A(b)	5.77		01/25/35	250,000	242,254
FNMA 93-170	5.08	(a)	09/25/08	439	438
FNMA 03-05	4.25		08/25/22	225,024	220,876
FNMA 03-38	5.00		03/25/23	235,228	234,956
FNMA 03-81	4.75		09/25/18	282,642	272,393
FNMA 03-86	4.50		09/25/18	414,491	390,572
FNMA 04-34	5.50		05/25/19	495,205	481,082
FNMA 05-14	5.17	(a)	03/25/35	57,507	56,612
FNMA 06-10	5.75		09/25/20	182,797	182,861
FNMA 813842	4.90	(a)	01/01/35	96,011	96,730
GMAC Mortgage Corp. Loan Trust 05-AR3	4.85	(a)	06/19/35	356,420	354,573
GMAC Mortgage Corp. Loan Trust 05-HE2	4.62		11/25/36	136,375	134,961
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	995,018
GNMA 02-15	5.50		11/20/31	125,600	126,860
GNMA 02-88	5.00		05/16/31	91,298	91,102
GNMA 03-11	4.00		10/17/29	438,520	417,072
GNMA 03-12	4.50		02/20/32	127,559	125,271
GNMA 03-26	5.48	(a)	04/16/33	60,996	61,041
GNMA 03-92	4.50		12/16/26	67,101	66,837
GNMA 04-17	4.50		12/20/33	128,961	125,209
GNMA 06-36	6.00		02/20/21	179,162	179,717
GNMA 583189	4.50		02/20/17	53,574	52,582
Green Tree Financial Corp. 98-5	6.22		03/01/30	315,676	329,702
GS Mortgage Loan Trust 03-10	4.94	(a)	10/25/33	554,883	545,538
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	123,969	123,097
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	321,611	322,210
GS Mortgage Loan Trust 05-AR3	5.02	(a)	05/25/35	234,481	234,546
GS Mortgage Loan Trust 05-AR6	4.56	(a)	09/25/35	186,888	185,214
Home Equity Mortgage Loan Asset-Backed Trust 06-A	5.77		05/25/36	305,000	273,558
Home Equity Mortgage Trust 06-1	5.37		05/25/36	1,430,000	1,014,134
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	548,280	517,065
Indymac Indx Mortgage Loan Trust 04-AR6	7.38	(a)	10/25/34	36,738	36,788
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	88,888	84,414
Indymac Indx Mortgage Loan Trust 05-L1	5.07	(a)	06/25/10	707,165	684,444
JP Morgan Mortgage Trust 04-A3	4.97	(a)	07/25/34	524,140	508,951
JP Morgan Mortgage Trust 05-A2	5.20	(a)	04/25/35	1,387,943	1,358,421
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	233,653	219,531
Master Adjustable Rate Mortgages Trust 04-13	3.82	(a)	04/21/34	144,817	143,349
Master Adjustable Rate Mortgages Trust 05-1	5.24	(a)	01/25/35	134,298	131,723
Master Alternative Loans Trust 03-5	6.00		08/25/33	141,635	140,307
Master Assets Securitization Trust 03-6	5.00		07/25/18	113,232	113,976
Merrill Lynch Mortgage Investors Trust 03-A2	6.40	(a)	02/25/33	133,266	134,026

Portfolio of Investments	35

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Morgan Stanley Capital Inc. 04-1	5.00%		11/25/18	$446,712	$422,466
Morgan Stanley Mortgage Loan Trust 04-4	4.75		08/25/34	49,519	49,472
Morgan Stanley Mortgage Loan Trust 05-5AR	5.53	(a)	09/25/35	88,709	89,541
Morgan Stanley Mortgage Loan Trust 06-1AR	5.58	(a)	02/25/36	249,470	249,459
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	1,158	1,153
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	531,979	510,530
Oakwood Mortgage Investors, Inc. 02-A	5.28	(a)	09/15/14	318,674	308,316
Origen Manufactured Housing 05-B	5.25		02/15/14	34,767	34,714
Popular ABS Mortgage Pass-Through Trust 05-05	5.10		11/25/35	7,519	7,495
Prime Mortgage Trust 05-2	5.00		07/25/20	492,852	490,850
Residential Accredit Loans, Inc. 02-QS9	5.47	(a)	07/25/32	14,810	14,786
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	123,041	119,982
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	126,283
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	21,625	21,563
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	502,412	485,316
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	177,377	173,943
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	333,789	324,193
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	677,980	678,380
Residential Funding Mortgage Securities I 05-SA2	4.72	(a)	06/25/35	92,852	95,675
Residential Funding Mortgage Securities I 06-SA1	5.59	(a)	02/25/36	97,318	96,504
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	83,516	79,775
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	117	116
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	4.94	(a)	03/25/34	46,469	45,963
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.41	(a)	04/25/34	3,150,947	3,113,725
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.67	(a)	07/25/34	700,000	683,843
Structured Adjustable Rate Mortgage Loan Trust 04-11	7.01	(a)	08/25/34	91,667	91,525
Structured Adjustable Rate Mortgage Loan Trust 04-18	7.21	(a)	12/25/34	204,388	205,160
Structured Adjustable Rate Mortgage Loan Trust 05-11	5.37	(a)	05/25/35	690,689	693,431
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	86,071	85,397
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	488,077	483,932
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.89	(a)	05/25/36	255,488	258,284
Structured Asset Mortgage Investments 04-AR5	6.98	(a)	10/19/34	55,321	55,702
Structured Asset Securities Corp. 98-RF1(b)	8.75	(a)	04/15/27	80,248	80,085
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,201	82,671
Structured Asset Securities Corp. 03-37A	4.52	(a)	12/25/33	507,655	505,830
Structured Asset Securities Corp. 04-3	5.56	(a)	03/25/24	574,066	559,365
Structured Asset Securities Corp. 04-19XS	4.37		10/25/34	32,864	32,736
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	680,745	673,994
Vanderbilt Mortgage & Finance 03-A	5.90	(a)	05/07/26	685,237	685,318
Wachovia Mortgage Loan Trust 06-A	5.24	(a)	05/20/36	565,086	553,353
Washington Mutual Mortgage Securities Corp. 03-AR10	4.06	(a)	10/25/33	428,183	427,416
Washington Mutual Mortgage Securities Corp. 03-AR11	3.98	(a)	10/25/33	1,075,000	1,065,466
Washington Mutual Mortgage Securities Corp. 04-AR14	4.26	(a)	01/25/35	322,518	318,771
Washington Mutual Mortgage Securities Corp. 04-AR3	4.24	(a)	06/25/34	197,648	195,732
Washington Mutual Mortgage Securities Corp. 05-AR7	4.92	(a)	08/25/35	618,376	613,716
Washington Mutual Mortgage Securities Corp. 05-AR12	4.83	(a)	10/25/35	70,477	69,957
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	400,383	398,506
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	86,076	85,565
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	472,955	469,302
Wells Fargo Mortgage Backed Securities Trust 04-B	4.94	(a)	02/25/34	146,892	143,613
Wells Fargo Mortgage Backed Securities Trust 04-BB	4.56	(a)	01/25/35	98,615	98,096
Wells Fargo Mortgage Backed Securities Trust 04-E	4.87	(a)	05/25/34	236,225	230,484
Wells Fargo Mortgage Backed Securities Trust 04-EE	4.00	(a)	12/25/34	176,956	174,806
Wells Fargo Mortgage Backed Securities Trust 04-F	4.72	(a)	06/25/34	1,137,540	1,103,400
Wells Fargo Mortgage Backed Securities Trust 04-I	7.08	(a)	07/25/34	23,935	23,902
Wells Fargo Mortgage Backed Securities Trust 04-K	4.48	(a)	07/25/34	505,383	498,613
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	344,473	336,147
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	879,559	851,933

36	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Wells Fargo Mortgage Backed Securities Trust 04-R	4.36	(a)%	09/25/34	$218,110	$217,452
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.39	(a)	08/25/35	118,311	115,143
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.11	(a)	09/25/35	798,477	781,095
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.26	(a)	10/25/35	186,515	185,641
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.77	(a)	04/25/36	140,600	138,296
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.64	(a)	12/25/36	91,659	90,056

Total Mortgage Backed Securities (Cost $57,030,880)					56,144,149

MUNICIPAL BONDS

(1.1% of portfolio)

Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	263,245
Energy Acquisition Corp. II Ohio	4.49		02/15/08	1,125,000	1,124,865
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	455,000	444,116
St. Charles County Missouri Public Arena Authority	7.02		09/15/18	610,000	625,073

Total Municipal Bonds (Cost $2,468,067)					2,457,299

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(11.5% of portfolio)

Bartram Trail CDC Inc.(b)	5.50	(a)	07/01/32	813,000	836,593
Federal Farm Credit Bank	3.84		09/24/08	200,000	199,394
Federal Farm Credit Bank	5.22		10/20/14	250,000	250,039
Federal Farm Credit Bank	3.24		03/17/08	250,000	249,286
Federal Farm Credit Bank	3.92		10/27/08	700,000	698,365
Federal Farm Credit Bank	4.38		05/21/13	100,000	99,641
Federal Home Loan Bank	3.50		05/19/08	775,000	771,751
Federal Home Loan Bank	2.88		06/30/08	250,000	248,070
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,248,659
Federal Home Loan Bank	3.83		11/28/08	1,350,000	1,346,409
Federal Home Loan Bank	4.00	(d)	04/22/11	100,000	100,008
Federal Home Loan Bank	4.71		10/25/12	150,000	150,081
Federal Home Loan Bank	4.85		05/28/13	105,000	105,008
Federal Home Loan Bank	4.30		06/10/13	100,000	99,479
Federal Home Loan Bank	4.54		07/23/13	100,000	99,844
Federal Home Loan Bank	4.25	(d)	08/13/13	110,000	110,026
Federal Home Loan Bank	4.20	(a)	12/29/14	455,000	452,067
Federal Home Loan Mortgage Corp.(e)	3.75		01/28/08	1,900,000	1,898,778
Federal Home Loan Mortgage Corp.(e)	4.00	(d)	02/15/09	115,000	115,001
Federal Home Loan Mortgage Corp.(e)	4.00		02/15/10	340,000	339,707
Federal Home Loan Mortgage Corp.(e)	4.00		10/15/11	100,000	99,761
Federal Home Loan Mortgage Corp.(e)	4.80		04/02/13	100,000	100,183
Federal Home Loan Mortgage Corp.(e)	4.88		04/30/13	198,000	198,015
Federal Home Loan Mortgage Corp.(e)	4.35		06/03/13	100,000	99,787
Federal Home Loan Mortgage Corp.(e)	5.00		06/17/13	100,000	100,009
Federal Home Loan Mortgage Corp.(e)	4.40		06/19/13	100,000	99,814
Federal Home Loan Mortgage Corp.(e)	4.50		07/16/13	140,000	139,947
Federal Home Loan Mortgage Corp.(e)	4.25		07/23/13	170,000	169,077
Federal National Mortgage Assn.(e)	4.18		08/27/09	250,000	250,021
Federal National Mortgage Assn.(e)	4.13		09/02/09	250,000	250,018
Federal National Mortgage Assn.(e)	5.00	(d)	11/24/09	265,000	265,069
Federal National Mortgage Assn.(e)	4.50		01/21/10	150,000	150,045
Federal National Mortgage Assn.(e)	4.00		05/24/10	100,000	99,831
Federal National Mortgage Assn.(e)	4.00		08/13/10	104,000	103,796
Federal National Mortgage Assn.(e)	4.00		03/04/11	105,000	104,808
Federal National Mortgage Assn.(e)	4.28		03/30/11	100,000	100,009
Federal National Mortgage Assn.(e)	3.50		12/14/11	100,000	98,497
Federal National Mortgage Assn.(e)	4.50		12/16/11	100,000	100,016

Portfolio of Investments	37

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2007

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)

Federal National Mortgage Assn.(e)	5.00%		02/13/12	$110,000	$110,030
Federal National Mortgage Assn.(e)	5.05		02/27/12	100,000	100,028
Federal National Mortgage Assn.(e)	3.50		06/28/12	100,000	98,018
Federal National Mortgage Assn.(e)	4.00		07/16/12	150,000	149,021
Federal National Mortgage Assn.(e)	4.00		10/01/12	152,000	150,843
Federal National Mortgage Assn.(e)	5.00		11/15/12	100,000	100,025
Federal National Mortgage Assn.(e)	5.00		02/27/13	1,050,000	1,051,640
Federal National Mortgage Assn.(e)	4.85		05/21/13	100,000	100,020
Federal National Mortgage Assn.(e)	4.30		06/17/13	200,000	199,153
Federal National Mortgage Assn.(e)	5.00		06/26/13	175,000	175,041
Federal National Mortgage Assn.(e)	4.35		07/02/13	100,000	99,688
Federal National Mortgage Assn.(e)	4.00		07/09/13	100,000	98,746
Federal National Mortgage Assn.(e)	4.00		07/15/13	370,000	365,397
Federal National Mortgage Assn.(e)	5.05		09/27/13	500,000	501,069
Government Trust Certificate (Sri Lanka Trust)	4.93	(a)	06/15/12	225,000	224,998
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	583,990
Overseas Private Investment Corp.	4.10		11/15/14	642,400	650,879
Tennessee Valley Authority	3.30		01/15/08	500,000	499,592
Tennessee Valley Authority	2.45		05/15/08	650,000	641,189
Tennessee Valley Authority	4.50		10/15/13	100,000	98,382
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	672,227
U.S. Department of Housing & Urban Dev	7.50		08/01/11	180,000	190,705
U.S. Department of Housing & Urban Dev	6.07		08/01/21	115,000	121,274
U.S. Treasury Note	2.63		05/15/08	3,000,000	2,992,266
U.S. Treasury Note	3.75		05/15/08	550,000	550,644
U.S. Treasury Note	4.38		11/15/08	550,000	554,340
U.S. Treasury Note	4.50		02/15/09	3,175,000	3,222,872

Total U.S. Government and Agency Obligations (Cost $25,875,791)					26,248,986

COMMERCIAL PAPER

(0.4% of portfolio)

CIT Group Inc.	5.70		01/17/08	1,000,000	997,467

Total Commercial Paper (Cost $997,467)					997,467

MONEY MARKET ACCOUNTS

(2.0% of portfolio)

SSgA Prime Money Market Fund	4.71	(g)		4,466,000	4,466,000
SSgA Money Market Fund	4.54	(g)		361	361

Total Money Market Accounts (Cost $4,466,361)					4,466,361

TOTAL INVESTMENTS IN SECURITIES (Cost $229,969,877) — 100%					$228,846,531

(a)	Variable coupon rate as of December 31, 2007.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $21,460,611 and represents 9.38% of total investments.
(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
(f)	Zero coupon security, security accretes to a premium price at maturity.
(g)	7-day yield at December 31, 2007.

38	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Stock Index Fund
 December 31, 2007

	Cost	Value

Investment in S&P 500 Index Master Portfolio	$40,072,094	$62,315,053

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by Barclays Global Advisors. As of December 31, 2007 the Stock Index Fund’s ownership interest in the S&P 500 Index Master Portfolio was 2.13%.

Portfolio of Investments	39

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Value Fund
 December 31, 2007

COMMON STOCKS	Shares	Value

(95.7% of portfolio)

CONSUMER DISCRETIONARY—3.8%
Auto Components
Cooper Tire & Rubber Co.	440,000	7,295,200
Multiline Retail
Dillard’s, Inc. (Class A)	367,700	6,905,406
Restaurants
Tim Hortons Inc.	231,852	8,562,294
Wendy’s International, Inc.	171,200	4,423,808
Specialty Retail
Office Depot, Inc. (a)	50,000	695,500

Total Consumer Discretionary		27,882,208

CONSUMER STAPLES—2.9%
Food Products
Dean Foods Co.	502,300	12,989,478
J.M. Smucker Co. (The)	148,853	7,656,998

Total Consumer Staples		20,646,476

ENERGY—10.3%
Energy Equipment & Services
Baker Hughes Inc.	127,000	10,299,700
Oil & Gas
Chevron Corp.	200,000	18,666,000
ConocoPhillips	226,000	19,955,800
Marathon Oil Corp.	428,000	26,048,080

Total Energy		74,969,580

FINANCIALS—18.8%
Commercial Banks
Bank of America Corp.	230,200	9,498,052
Commerce Bancshares, Inc.	24,662	1,106,355
Fifth Third Bancorp	720,000	18,093,600
Diversified Financial Services
CIT Group Inc.	271,000	6,512,130
Citigroup, Inc.	460,100	13,545,344
Genworth Financial, Inc.	626,200	15,936,790
JPMorgan Chase & Co.	442,600	19,319,490
Insurance
Allstate Corp. (The)	285,000	14,885,550
Chubb Corp. (The)	222,000	12,116,760
Principal Financial Group, Inc.	142,800	9,830,352
Unum Group	646,900	15,389,751

Total Financials		136,234,174

HEALTHCARE—19.1%
Healthcare Equipment & Supplies
Covidien Ltd.	207,600	9,194,604
Hospira, Inc. (a)	521,500	22,236,760
Pharmaceuticals
Abbott Laboratories	399,000	22,403,850
Bristol-Myers Squibb Co.	829,700	22,003,644
Pfizer Inc.	1,040,000	23,639,200
GlaxoSmithKline plc ADR	332,000	16,729,480
Schering-Plough Corp.	850,000	22,644,000

Total Healthcare		138,851,538

INDUSTRIALS—16.2%
Airlines
Southwest Airlines Co.	1,023,000	12,480,600
Commercial Services & Supplies
Avery Dennison Corp.	343,472	18,252,102
R.R. Donnelley & Sons Co.	121,700	4,592,958
Industrial Conglomerates
Honeywell International Inc.	270,000	16,623,900
Parker-Hannifin Corp.	316,462	23,832,753
Tyco International Ltd.	164,850	6,536,303
Machinery
Flowserve Corp.	177,300	17,056,260
Distributors
Applied Industrial Technologies, Inc.	130,500	3,787,110
Genuine Parts Co.	315,400	14,603,020

Total Industrials		117,765,006

INFORMATION TECHNOLOGY—12.5%
Communications Equipment
Cisco Systems, Inc. (a)	665,000	18,001,550
Computers & Peripherals
Dell Inc. (a)	902,000	22,108,020
Hewlett-Packard Co.	254,000	12,821,920
Electronic Equipment & Instruments
Tyco Electronics Ltd.	164,850	6,120,881
IT Services
SAIC, Inc. (a)	553,000	11,126,360
Office Electronics
IKON Office Solutions, Inc.	383,570	4,994,082
Semiconductors & Semiconductor Equipment
Intel Corporation	590,000	15,729,400

Total Information Technology		90,902,213

MATERIALS—5.3%
Chemicals
Dow Chemical Co. (The)	474,000	18,685,080
Containers & Packaging
Bemis Co., Inc.	433,600	11,871,968
Pactiv Corp. (a)	301,200	8,020,956

Total Materials		38,578,004

40	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Value Fund (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)

TELECOMMUNICATIONS SERVICES—2.4%
Wireless Communication Services
Motorola, Inc.	1,065,000	$17,082,600

Total Telecommunications Services		17,082,600

UTILITIES—4.4%
Gas Utilities
El Paso Corp.	701,664	12,096,687
Multi-Utilities
Questar Corp.	351,000	18,989,100

Total Utilities		31,085,787

Total Common Stocks (Cost $468,931,918)		693,997,586

MONEY MARKET ACCOUNTS	Shares	Value

(4.3% of portfolio)

SSgA Prime Money Market Fund, 4.71% (b)	31,393,000	31,393,000
SSgA Money Market Fund, 4.54% (b)	747	747

Total Money Market Accounts (Cost 31,393,747)		31,393,747

TOTAL INVESTMENTS IN SECURITIES (Cost $500,325,665)—100%		$725,391,333

(a)	Non-income producing.

(b)	7-day yield at December 31, 2007.

ADR–American Depository Receipt

Portfolio of Investments	41

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
 December 31, 2007

COMMON STOCKS	Shares	Value

(85.4% of portfolio)

CONSUMER DISCRETIONARY—12.0%
Auto Components
Cooper Tire & Rubber Co.	80,700	$1,338,006
Multiline Retail
Dillard’s, Inc. (Class A)	90,000	1,690,200
Restaurants
CBRL Group, Inc.	34,100	1,104,499
O’Charley’s Inc.	129,300	1,936,914
Specialty Retail
Sally Beauty Holdings, Inc. (a)	214,000	1,936,700

Total Consumer Discretionary		8,006,319

CONSUMER STAPLES—2.0%
Food Products
J.M. Smucker Co. (The)	15,868	816,250
Personal Products
Alberto-Culver Co. (Class A)	21,000	515,340

Total Consumer Staples		1,331,590

ENERGY—7.0%
Energy Equipment & Services
Helmerich & Payne, Inc.	75,000	3,005,250
Oil & Gas
Cimarex Energy Co.	39,400	1,675,682

Total Energy		4,680,932

FINANCIALS—17.7%
Commercial Banks
Astoria Financial Corp.	30,000	698,100
Cardinal Financial Corp.	168,000	1,565,760
Carolina National Corp. (a)	67,200	1,189,440
Citizens Republic Bancorp, Inc.	90,700	1,316,057
City Bank (Lynnwood WA)	56,400	1,264,488
Middleburg Financial Corp.	41,000	874,120
National Bankshares, Inc. (Virginia)	86,000	1,470,600
Southcoast Financial Corp. (a)	51,370	732,023
Valley National Bancorp	85,486	1,629,363
Diversified Financial Services
Asset Acceptance Capital Corp.	108,500	1,129,485

Total Financials		11,869,436

INDUSTRIALS—22.2%
Aerospace & Defense
Triumph Group, Inc.	23,900	1,968,165
Industrial Conglomerates
Carlisle Companies, Inc.	38,000	1,407,140
CLARCOR Inc.	16,200	615,114
Standex International Corp.	19,500	340,275
Machinery
Flowserve Corp.	35,000	3,367,000
Manitowoc Co., Inc.	79,000	3,857,570
Regal-Beloit Corp.	43,500	1,955,325
Distributors
Applied Industrial Technologies, Inc.	45,450	1,318,959

Total Industrials		14,829,548

INFORMATION TECHNOLOGY—14.6%
Communications Equipment
Belden, Inc.	68,750	$3,059,375
Computers & Peripherals
Western Digital Corp. (a)	100,000	3,021,000
Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	150,000	1,711,500
Office Electronics
IKON Office Solutions, Inc.	153,500	1,998,570

Total Information Technology		9,790,445

MATERIALS—5.3%
Chemicals
Westlake Chemical Corp.	87,700	1,665,423
Containers & Packaging
Pactiv Corp. (a)	70,000	1,864,100

Total Materials		3,529,523

UTILITIES—4.6%
Multi-Utilities
Questar Corp.	56,600	3,062,060

Total Utilities		3,062,060

Total Common Stocks (Cost $39,562,155)		57,099,853

	Face
COMMERCIAL PAPER	Amount

(5.1% of portfolio)

Citigroup Funding Inc., 4.75%, due 01/09/08	$3,400,000	3,396,411

Total Commercial Paper (Cost $3,396,411)		3,396,411

MONEY MARKET ACCOUNTS	Shares

(9.5% of portfolio)

SSgA Prime Money Market Fund, 4.71% (b)	3,366,000	3,366,000
SSgA Money Market Fund, 4.54% (b)	3,016,571	3,016,571

Total Money Market Accounts (Cost $6,382,571)		6,382,571

TOTAL INVESTMENTS IN SECURITIES (Cost $49,341,137)—100%		$66,878,835

(a)	Non-income producing.
(b)	7-day yield at December 31, 2007.

42	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS International Value Fund
 December 31, 2007

COMMON STOCKS	Shares	Value

(95.3% of portfolio)

AUSTRALIA—1.5%
Westpac Banking Corp.	85,000	2,071,173

Total Australia		2,071,173

BRAZIL—1.6%
Embraer-Empresa Brasileira de Aeronautica SA ADR	50,400	2,297,736

Total Brazil		2,297,736

BRITAIN—18.6%
AstraZeneca Group PLC	40,500	1,740,225
British Sky Broadcast PLC	262,500	3,217,819
GlaxoSmithKline PLC	96,600	2,451,402
Kingfisher PLC	602,600	1,735,236
Lloyds TSB Group PLC	248,300	2,315,238
Pearson PLC	172,600	2,508,205
Royal Bank of Scotland Group PLC	160,900	1,446,513
Unilever PLC	104,100	3,903,946
Vodafone Group PLC	1,106,774	4,124,961
WPP Group PLC	208,700	2,671,925

Total Britain		26,115,470

FRANCE—6.8%
AXA SA	77,100	3,069,840
Schneider Electric SA	23,200	3,102,116
Vivendi SA (a)	74,900	3,412,994

Total France		9,584,950

GERMANY—9.8%
Adidas AG	53,700	3,998,326
Celesio AG	40,400	2,491,568
Deutsche Post AG	89,500	3,058,941
Siemens AG	26,400	4,144,518

Total Germany		13,693,353

HONG KONG—1.5%
Swire Pacific, Ltd.	157,000	2,151,566

Total Hong Kong		2,151,566

ITALY—6.5%
Eni SpA	78,400	2,856,631
Finmeccanica SpA	104,900	3,324,947
UniCredito Italiano SpA	359,200	2,989,424

Total Italy		9,171,002

JAPAN—17.5%
Bridgestone Corp.	133,800	2,356,542
Daiichi Sankyo Co., Ltd.	41,700	1,281,176
Daito Trust Construction Co., Ltd.	56,900	3,157,083
Kyocera Corp.	17,900	1,566,212
Mitsubishi UFJ Financial Group, Inc.	267,200	2,487,049
Mitsui Sumitomo Insurance Co., Ltd.	151,850	1,482,122
Nikon Corp.	62,900	2,145,670
Sumitomo Corp.	219,900	3,131,223
Sumitomo Trust & Banking Co.	295,400	1,966,791
Takeda Pharmaceutical Co., Ltd.	44,600	2,607,197
Toyota Motor Corp.	43,200	2,325,245

Total Japan		24,506,310

NETHERLANDS—1.9%
ING Groep NV	69,800	2,724,473

Total Netherlands		2,724,473

NORWAY—3.8%
Norsk Hydro ASA	163,500	2,311,476
StatoilHydro ASA	95,495	2,952,629

Total Norway		5,264,105

REPUBLIC OF SOUTH KOREA—3.2%
LG Electronics Inc.	16,800	1,769,353
Samsung Electronics Ltd.	4,702	2,763,652

Total Republic of South Korea		4,533,005

SINGAPORE—4.2%
Singapore Telecommunications, Ltd.	1,363,100	3,740,624
United Overseas Bank, Ltd.	160,100	2,216,030

Total Singapore		5,956,654

SPAIN—6.8%
BBV Argentaria SA	86,500	2,124,542
Iberdrola SA	141,900	2,148,094
Telefonica SA	161,000	5,203,071

Total Spain		9,475,707

SWEDEN—1.6%
Ericsson	955,400	2,233,683

Total Sweden		2,233,683

SWITZERLAND—8.1%
Givaudan SA REG	2,655	2,550,918
Nestle SA REG	8,150	3,734,441
Novartis AG	50,200	2,734,807
Swiss Re REG	34,000	2,385,015

Total Switzerland		11,405,181

TAIWAN—1.9%
Taiwan Semiconductor SP ADR	260,945	2,599,012

Total Taiwan		2,599,012

Total Common Stocks (Cost $123,827,145)		133,783,380

Portfolio of Investments	43

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS International Value Fund (continued)
 December 31, 2007

FOREIGN CURRENCY	Shares	Value

(less than 0.1% of portfolio)
REPUBLIC OF SOUTH KOREA
South Korean Won	$83	0

Total Republic of South Korea		0

Total Foreign Currency (Cost $0)		0

MONEY MARKET ACCOUNTS	Shares	Value

(4.7% of portfolio)

SSgA Prime Money Market Fund, 4.71% (b)	5,035,000	$5,035,000
SSgA Money Market Fund, 4.54% (b)	1,520,719	1,520,719

Total Money Market Accounts (Cost $6,555,719)		6,555,719

TOTAL INVESTMENTS IN SECURITIES (Cost $130,382,864)—100%		$140,339,099

(a)	Non-income producing.

(b)	7-day yield at December 31, 2007.

ADR-American Depository Receipt

REG-Registered shares

44	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking Stocksm Fund
 December 31, 2007

EXCHANGE TRADED FUND	Shares	Value

(99.8% of portfolio)

PowerShares QQQtm	175,500	$8,992,620

Total Exchange Traded Fund (Cost $7,258,721)		8,992,620

MONEY MARKET ACCOUNT

(0.2% of portfolio)

SSgA Money Market Fund, 4.54% (a)	17,218	17,218

Total Money Market Account (Cost $17,218)		17,218

TOTAL INVESTMENTS IN SECURITIES (Cost $7,275,939)—100%		$9,009,838

(a)	7-day yield at December 31, 2007.

On December 31, 2007, substantially all of the assets of the NASDAQ-100 Index Tracking Stocksm Fund were invested in shares of the PowerShares QQQtm, issued by PowerShares Capital Management, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the Powershares QQQtm is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Portfolio of Investments	45

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2007

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $149,407,323; $38,670,188; $229,969,877; $40,072,094; $500,325,665; $49,341,137; $130,382,864; $7,275,939)	$149,407,323	$39,077,010	$228,846,531
Cash	—	4,134	6,351
Receivables
Dividends and interest	305,874	422,245	1,993,827
Capital shares sold	751,000	1,911	25,843
Prepaid expenses	27,927	12,406	32,153

Total assets	150,492,124	39,517,706	230,904,705

LIABILITIES

Payables
Investment securities purchased	999,747	—	2,029,727
Accrued expenses	41,965	28,883	82,134
Due to RE Advisers	85,989	18,314	148,154
Capital shares redeemed	51,776	500	23,159
Dividends	9,751	7,217	30,434

Total liabilities	1,189,228	54,914	2,313,608

NET ASSETS	$149,302,896	$39,462,792	$228,591,097

NET ASSETS CONSIST OF:

Unrealized appreciation (depreciation) of investments	$—	$406,822	$(1,123,346)
Undistributed net income (loss)	—	19	106
Undistributed net realized gain (loss) from investments and futures transactions	(18,092)	(1,071)	(344,635)
Paid-in-capital applicable to outstanding shares of 149,320,877 of Daily Income Fund, 7,636,315 of Short-Term Government Securities Fund, 44,231,367 of Short-Term Bond Fund, 5,696,125 of Stock Index Fund, 20,389,279 of Value Fund, 3,685,107 of Small-Company Stock Fund, 14,322,636 of International Value Fund, and 1,534,225 of NASDAQ-100 Index Tracking StockSM Fund	149,320,988	39,057,022	230,058,972

NET ASSETS	$149,302,896	$39,462,792	$228,591,097

NET ASSET VALUE PER SHARE	$1.00	$5.17	$5.17

46	Statements of Assets and Liabilities

The accompanying notes are an integral part of these financial statements.

		Small-Company	International	Nasdaq-100 Index
Stock Index Fund	Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$62,315,053	$725,391,333	$66,878,835	$140,339,099	$9,009,838
—	—	—	—	—

—	1,283,702	133,796	265,726	81
98,933	1,217,841	27,742	601,646	3,036
14,568	92,366	11,254	24,959	8,017

62,428,554	727,985,242	67,051,627	141,231,430	9,020,972

—	681,785	—	—	—
46,332	162,498	24,514	49,143	7,477
34,938	413,902	70,569	121,645	12,199
8,000	403,180	13,672	50,554	—
7,177	2,918,060	33,179	39,250	38

96,447	4,579,425	141,934	260,592	19,714

$62,332,107	$723,405,817	$66,909,693	$140,970,838	$9,001,258

$22,242,959	$225,065,668	$17,537,698	$9,956,235	$1,733,899
234,851	(1,053)	(508)	(6,331)	—

(6,306,862)	(336,343)	(307)	1,436,409	18,806

46,161,159	498,677,545	49,372,810	129,584,525	7,248,553

$62,332,107	$723,405,817	$66,909,693	$140,970,838	$9,001,258

$10.94	$35.48	$18.16	$9.84	$5.87

Statements of Assets and Liabilities	47

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$7,267,024	$1,823,275	$11,150,509
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	7,267,024	1,823,275	11,150,509

EXPENSES

Management fees	693,882	172,884	1,304,030
Shareholder servicing fees	108,350	52,378	127,189
Custodian and accounting fees	56,202	57,211	164,191
Legal and audit fees	29,331	11,381	48,312
Registration fees	40,774	16,937	39,106
Directors and Board meeting expenses	20,036	5,352	30,588
Printing	12,733	5,552	18,301
Communication	12,350	5,447	16,786
Insurance	11,267	3,322	17,834
Other expenses	6,302	2,316	9,326
Administration fees	—	—	—

Total expenses	991,227	332,780	1,775,663

Less fees waived and expenses reimbursed by RE Advisers	—	(44,648)	(37,399)

Net expenses	991,227	288,132	1,738,264

NET INVESTMENT INCOME (LOSS)	6,275,797	1,535,143	9,412,245

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	—	(148)	61,530
Net change in unrealized appreciation (depreciation)	—	499,165	181,548

NET GAIN (LOSS) ON INVESTMENTS	—	499,017	243,078

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,275,797	$2,034,160	$9,655,323

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

48	Statements of Operations

			Small-Company	International	Nasdaq-100 Index
Stock Index Fund		Value Fund	Stock Fund	Value Fund	Tracking StockSM Fund

$—		$3,305,032	$436,762	$285,069	$1,759
—		18,048,144	1,043,444	4,189,461	24,308

1,265,985		—	—	—	—
(28,011)		—	—	—	—

1,237,974		21,353,176	1,480,206	4,474,530	26,067

—		3,658,642	579,232	882,385	19,895
99,384		398,803	106,631	80,744	44,267
19,599		229,212	37,327	110,615	8,513
21,498		166,623	14,073	32,951	1,536
20,400		75,550	20,536	23,437	13,920
9,501		109,768	9,439	17,431	1,088
15,405		68,744	17,984	11,027	5,122
12,060		59,172	13,224	9,706	4,325
5,393		59,175	5,374	8,609	571
4,135		29,125	4,397	4,082	1,145
152,161		—	—	—	—

359,536		4,854,814	808,217	1,180,987	100,382

—		—	—	(18,038)	—

359,536		4,854,814	808,217	1,162,949	100,382

878,438		16,498,362	671,989	3,311,581	(74,315)

2,318,036(a	)	16,453,418	3,342,560	6,675,448	341,445
19,301,373(a	)	(11,680,199)	(3,148,720)	(2,590,173)	994,615

21,619,409		4,773,219	193,840	4,085,275	1,336,060

$22,497,847		$21,271,581	$865,829	$7,396,856	$1,261,745

Statements of Operations	49

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2007	2006

Operations
Net investment income (loss)	$6,275,797	$5,171,545
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	6,275,797	5,171,545

Distributions to Shareholders
Net investment income	(6,275,797)	(5,171,545)
Net realized gain on investments	—	—

Total distributions to shareholders	(6,275,797)	(5,171,545)

Capital Share Transactions, Net (See Note 7)	21,677,791	22,501,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,677,791	22,501,721

NET ASSETS
Beginning of period	127,625,105	105,123,384

End of period	$149,302,896	$127,625,105

	Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2007	2006

Operations
Net investment income (loss)	$16,498,362	$9,139,352
Net realized gain (loss) on investments	16,453,418	35,389,921
Net change in unrealized appreciation (depreciation)	(11,680,199)	45,608,924

Increase in net assets from operations	21,271,581	90,138,197

Distributions to Shareholders
Net investment income	(16,498,650)	(9,140,117)
Net realized gain on investments	(16,451,706)	(35,390,983)

Total distributions to shareholders	(32,950,356)	(44,531,100)

Capital Share Transactions, Net (See Note 7)	85,606,939	134,272,215

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,928,164	179,879,312

NET ASSETS
Beginning of period	649,477,653	469,598,341

End of period	$723,405,817	$649,477,653

50	Statements of Changes in Net Assets

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock-Index Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2007	2006	2007	2006	2007	2006

$1,535,143	$1,136,857	$9,412,245	$7,437,469	$878,438	$669,450
(148)	49,373	61,530	12,304	2,318,036	202,946
499,165	320,437	181,548	1,245,008	19,301,373	6,450,315

2,034,160	1,506,667	9,655,323	8,694,781	22,497,847	7,322,711

(1,536,047)	(1,137,349)	(9,431,264)	(7,449,069)	(835,078)	(666,068)
—	(49,556)	—	—	—	—

(1,536,047)	(1,186,905)	(9,431,264)	(7,449,069)	(835,078)	(666,068)

(1,814,626)	506,194	19,884,674	7,795,996	(15,839,160)	2,305,247

(1,316,513)	825,956	20,108,733	9,041,708	5,823,609	8,961,890

40,779,305	39,953,349	208,482,364	199,440,656	56,508,498	47,546,608

$39,462,792	$40,779,305	$228,591,097	$208,482,364	$62,332,107	$56,508,498

				Nasdaq-100 Index
Small-Company Stock Fund		International Value Fund		Tracking Stocksm Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2007	2006	2007	2006	2007	2006

$671,989	$732,033	$3,311,581	$480,807	$(74,315)	$(78,861)
3,342,560	1,718,801	6,675,448	2,361,725	341,445	205,641
(3,148,720)	5,822,060	(2,590,173)	11,816,294	994,615	209,045

865,829	8,272,894	7,396,856	14,658,826	1,261,745	335,825

(672,227)	(732,303)	(3,888,615)	(697,304)	—	—
(3,342,759)	(1,718,909)	(5,115,884)	(46,862)	(383,354)	(149,114)

(4,014,986)	(2,451,212)	(9,004,499)	(744,166)	(383,354)	(149,114)

6,543,385	9,822,331	50,675,195	64,907,413	1,346,413	(261,031)

3,394,228	15,644,013	49,067,552	78,822,073	2,224,804	(74,320)

63,515,465	47,871,452	91,903,286	13,081,213	6,776,454	6,850,774

$66,909,693	$63,515,465	$140,970,838	$91,903,286	$9,001,258	$6,776,454

Statements of Changes in Net Assets	51

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004		2003

NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment operations
Net investment income	0.05	0.04	0.02	0.01	(a,b)	0.01	(a,b)
Net realized and unrealized gain (loss) on investments	—	—	—	—		—

Total from investment operations	0.05	0.04	0.02	0.01		0.01

Distributions
Net investment income	(0.05)	(0.04)	(0.02)	(0.01)		(0.01)
Net realized gain	—	—	—	—		—

Total distributions	(0.05)	(0.04)	(0.02)	(0.01)		(0.01)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00		$1.00

TOTAL RETURN	4.62%	4.37%	2.49%	0.65	%(a,b)	0.51	%(a,b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$149,303	$127,625	$105,123	$90,279		$79,546
Ratio of gross expenses before voluntary expense limitation to average net assets	0.71%	0.74%	0.76%	0.79%		0.80%
Ratio of net investment income to average net assets	4.52%	4.30%	2.48%	0.66	%(a,b)	0.51	%(a,b)
Ratio of expenses to average net assets	0.71%	0.74%	0.76%	0.75	%(a,b)	0.75	%(a,b)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

52	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF YEAR	$5.10	$5.06	$5.11	$5.16	$5.22

Income from investment operations
Net investment income (a)	0.20	0.14	0.13	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.07	0.05	(0.05)	(0.05)	(0.06)

Total from investment operations	0.27	0.19	0.08	0.05	0.06

Distributions
Net investment income	(0.20)	(0.14)	(0.13)	(0.10)	(0.12)
Net realized gain	—	(0.01)	— (b)	—	— (b)

Total distributions	(0.20)	(0.15)	(0.13)	(0.10)	(0.12)

NET ASSET VALUE, END OF YEAR	$5.17	$5.10	$5.06	$5.11	$5.16

TOTAL RETURN (a)	5.50%	3.87%	1.65%	1.03%	1.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$39,463	$40,779	$39,953	$43,296	$41,852
Ratio of gross expenses before voluntary expense limitation to average net assets	0.87%	0.87%	0.83%	0.82%	0.84%
Ratio of net investment income to average net assets (a)	4.00%	2.89%	2.59%	1.98%	2.20%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	47%	30%	31%	41%	41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.

Financial Highlights	53

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004		2003

NET ASSET VALUE, BEGINNING OF YEAR	$5.16	$5.13	$5.17	$5.23		$5.30

Income from investment operations
Net investment income (a)	0.22	0.19	0.16	0.15	(b)	0.17
Net realized and unrealized gain (loss) on investments	0.01	0.03	(0.04)	(0.06)		(0.07)

Total from investment operations	0.23	0.22	0.12	0.09		0.10

Distributions
Net investment income	(0.22)	(0.19)	(0.16)	(0.15)		(0.17)
Net realized gain	—	—	—	—		—

Total distributions	(0.22)	(0.19)	(0.16)	(0.15)		(0.17)

NET ASSET VALUE, END OF YEAR	$5.17	$5.16	$5.13	$5.17		$5.23

TOTAL RETURN (a)	4.62%	4.38%	2.29%	1.65	%(b)	1.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$228,591	$208,482	$199,441	$202,388		$214,285
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82%	0.84%	0.83%	0.82%		0.82%
Ratio of net investment income to average net assets (a)	4.33%	3.71%	3.04%	2.75	%(b)	3.11%
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.80%	0.75	%(b)	0.75%
Portfolio turnover rate	41%	40%	34%	45%		72%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

54	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF YEAR	$10.57	$9.30	$9.03	$8.29	$6.55

Income from investment operations
Net investment income	0.15	0.13	0.11	0.10	0.07	(a)
Net realized and unrealized gain on investments	0.37	1.27	0.27	0.74	1.73

Total from investment operations	0.52	1.40	0.38	0.84	1.80

Distributions
Net investment income	(0.15)	(0.13)	(0.11)	(0.10)	(0.06)
Net realized gain	—	—	—	—	—

Total distributions	(0.15)	(0.13)	(0.11)	(0.10)	(0.06)

NET ASSET VALUE, END OF YEAR	$10.94	$10.57	$9.30	$9.03	$8.29

TOTAL RETURN	4.91%	15.01%	4.23%	10.15%	27.55	%(a)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$62,332	$56,508	$47,547	$44,364	$34,150
Ratio of gross expenses before voluntary expense limitation to average net assets	0.64%	0.68%	0.64%	0.75%	0.92%
Ratio of net investment income to average net assets	1.44%	1.32%	1.25%	1.31%	1.04	%(a)
Ratio of expenses to average net assets	0.64%	0.68%	0.64%	0.75%	0.75	%(a)
Portfolio turnover rate (b)	N/A	N/A	N/A	N/A	N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	See Appendix A for the portfolio turnover of the S & P 500 Index Master Portfolio.

Financial Highlights	55

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF YEAR	$35.94	$32.78	$30.44	$27.52	$22.24

Income from investment operations
Net investment income	0.83	0.57	0.42	0.35	0.37
Net realized and unrealized gain on investments	0.37	5.25	2.90	3.68	5.42

Total from investment operations	1.20	5.82	3.32	4.03	5.79

Distributions
Net investment income	(0.83)	(0.57)	(0.42)	(0.35)	(0.37)
Net realized gain	(0.83)	(2.09)	(0.56)	(0.76)	(0.14)

Total distributions	(1.66)	(2.66)	(0.98)	(1.11)	(0.51)

NET ASSET VALUE, END OF YEAR	$35.48	$35.94	$32.78	$30.44	$27.52

TOTAL RETURN	3.25%	17.82%	10.94%	14.71%	26.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$723,406	$649,478	$469,598	$402,346	$350,945
Ratio of net investment income to average net assets	2.23%	1.68%	1.33%	1.23%	1.54%
Ratio of expenses to average net assets	0.66%	0.71%	0.76%	0.82%	0.84%
Portfolio turnover rate	4%	13%	8%	8%	12%

56	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF YEAR	$19.06	$17.00	$15.69	$13.89	$10.49

Income from investment operations
Net investment income (loss)	0.19	0.23	0.05	(0.01)	—	(a)
Net realized and unrealized gain on investments	0.06	2.60	1.44	1.85	3.40

Total from investment operations	0.25	2.83	1.49	1.84	3.40

Distributions
Net investment income	(0.19)	(0.23)	(0.05)	—	—
Net realized gain	(0.96)	(0.54)	(0.13)	(0.04)	—

Total distributions	(1.15)	(0.77)	(0.18)	(0.04)	—

NET ASSET VALUE, END OF YEAR	$18.16	$19.06	$17.00	$15.69	$13.89

TOTAL RETURN	1.36%	16.69%	9.52%	13.24%	32.41	%(a)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$66,910	$63,515	$47,871	$38,937	$29,832
Ratio of gross expenses before voluntary expense limitation to average net assets	1.19%	1.23%	1.30%	1.37%	1.54%
Ratio of net investment income (loss) to average net assets	0.99%	1.29%	0.34%	(0.07)%	(0.03	)%(a)
Ratio of expenses to average net assets	1.19%	1.23%	1.30%	1.37%	1.50	%(a)
Portfolio turnover rate	18%	5%	9%	6%	17%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

Financial Highlights	57

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007		2006		2005		2004		2003

NET ASSET VALUE, BEGINNING OF YEAR	$9.72		$7.79		$9.48		$8.36		$6.33

Income from investment operations
Net investment income	0.36	(a)	0.05	(a)	0.36		0.07	(a)	0.04	(a)
Net realized and unrealized gain on investments	0.44		1.96		1.00		1.40		2.23
Capital contribution	—		—		—		0.03		—

Total from investment operations	0.80		2.01		1.36		1.50		2.27

Distributions
Net investment income	(0.29)		(0.07)		(0.16)		(0.15)		(0.10)
Net realized gain	(0.39)		(0.01)		(2.89)		(0.23)		(0.14)

Total distributions	(0.68)		(0.08)		(3.05)		(0.38)		(0.24)

NET ASSET VALUE, END OF YEAR	$9.84		$9.72		$7.79		$9.48		$8.36

TOTAL RETURN	8.21	%(a)	25.79	%(a)	14.31%		17.94	%(a,b)	35.88	%(a)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$140,971		$91,903		$13,081		$7,439		$3,854
Ratio of gross expenses before voluntary expense limitation to average net assets	1.00%		1.04	%(d)	1.21	%(c,d)	1.76	%(c)	3.68	%(c)
Ratio of net investment income to average net assets	2.81	%(a)	0.95	%(a)	3.76%		0.90	%(a)	0.76	%(a)
Ratio of expenses to average net assets	0.99	%(a)	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)	1.50	%(a,c)
Portfolio turnover rate	22%		55%		1%		N/A	(e)	N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

58	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking Stocksm Fund
For a Share Outstanding Throughout Throughout Each Year

	Year Ended December 31,
	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF YEAR	$5.22	$5.06	$5.44	$5.00	$3.40

Income from investment operations
Net investment loss	(0.05)	(0.07)	(0.06)	(0.02)	(0.06	)(a)
Net realized and unrealized gain on investments	0.91	0.35	0.04	0.46	1.66

Total from investment operations	0.86	0.28	(0.02)	0.44	1.60

Distributions
Net investment income	—	—	—	—	—
Net realized gain	(0.21)	(0.12)	(0.36)	—	—

Total distributions	(0.21)	(0.12)	(0.36)	—	—

NET ASSET VALUE, END OF YEAR	$5.87	$5.22	$5.06	$5.44	$5.00

TOTAL RETURN	17.55%	5.48%	0.07%	8.80%	47.06	%(a)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$9,001	$6,776	$6,851	$6,816	$5,362
Ratio of gross expenses before voluntary expense limitation to average net assets	1.26%	1.50%	1.43%	1.50%	2.47%
Ratio of net investment income (loss) to average net assets	(0.93)%	(1.16)%	(1.07)%	(0.44)%	(1.42	)%(a)
Ratio of expenses to average net assets	1.26%	1.50%	1.43%	1.50%	1.50	%(a)
Expense ratio of underlying exchange traded fund	0.20%	0.20%	0.20%	0.20%	0.20%
Effective expense ratio	1.46%	1.70%	1.63%	1.70%	1.70%
Portfolio turnover rate	19%	27%	26%	55%	68%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

Financial Highlights	59

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking Stocksm Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. As of December 31, 2007, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by Barclays Global Advisors. At December 31, 2007, the Stock Index Fund’s investment was 2.13% of the Master Portfolio. The financial statements of the Master Portfolio are contained in Appendix A of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

The Nasdaq-100 Index Tracking Stocksm Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2007, substantially all of the assets of the Nasdaq-100 Index Tracking Stocksm Fund were invested in shares of the Nasdaq-100 Index Tracking Stocksm, an exchange-traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index ®. More information about the Nasdaq-100 Index Tracking Stocksm is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) Section.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, International Value Fund and the Nasdaq-100 Index Tracking Stocksm Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking Stocksm Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at value, which reflects its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Value Fund, and the Nasdaq-100 Index Tracking Stocksm Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

60	Notes to Financial Statements

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year. The tax reclassifications for 2007 are as follows:

	Undistributed
	Net	Undistributed
	Investment	Capital	Paid in
	Income	Gains	Capital

Short-Term Gov. Securities Fund	$923	$(923)	$—
Short-Term Bond Fund	$19,125	$(19,125)	$—
Stock Index Fund	$(13,547)	$13,547	$—
Value Fund	$—	$—	$—
Small-Company Stock Fund	$—	$—	$—
International Value Fund	$591,126	$(591,126)	$—
Nasdaq-100 Index Tracking StockSM Fund	$74,315	$—	$(74,315)

Tax character of distributions paid in 2007 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$6,275,797	$—	$—	$6,275,797
Short-Term Gov. Securities Fund	$1,536,047	$—	$—	$1,536,047
Short-Term Bond Fund	$9,431,264	$—	$—	$9,431,264
Stock Index Fund	$835,078	$—	$—	$835,078
Value Fund	$16,552,142	$16,398,214	$—	$32,950,356
Small-Company Stock Fund	$672,227	$3,342,759	$—	$4,014,986
International Value Fund	$6,675,081	$2,583,836	$—	$9,258,917
Nasdaq-100 Index Tracking StockSM Fund	$—	$383,354	$—	$383,354

Tax character of distributions paid in 2006 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$5,171,545	$—	$—	$5,171,545
Short-Term Gov. Securities Fund	$1,137,349	$48,880	$675	$1,186,904
Short-Term Bond Fund	$7,449,069	$—	$—	$7,449,069
Stock Index Fund	$666,068	$—	$—	$666,068
Value Fund	$9,140,117	$35,390,983	$—	$44,531,100
Small-Company Stock Fund	$732,303	$1,718,909	$—	$2,451,212
International Value Fund	$744,166	$—	$—	$744,166
Nasdaq-100 Index Tracking StockSM Fund	$—	$149,114	$—	$149,114

The tax character of distributable earnings/(accumulated losses) at December 31, 2007 was as follows:

			Net
	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
	Income	Gain	Depreciation	Carryforward

Daily Income Fund	$—	$—	$—	$(18,092)[1]
Short-Term Gov. Securities Fund	$—	$—	$406,822	$(1,070)[2]
Short-Term Bond Fund	$—	$—	$(1,123,346)	$(344,634)[3]
Stock Index Fund	$234,851	$—	$22,242,959	$(8,048,225)[4]
Value Fund	$—	$651	$224,728,674	$—
Small-Company Stock Fund	$—	$	$17,537,698	$—
International Value Fund	$—	$1,001,829	$9,936,936	$—
Nasdaq-100 Index Tracking StockSM Fund	$—	$24,245	$1,708,460	$—

[1]	Daily Income Fund: $18,071 expires in 2010, $21 expires in 2011.
[2]	Short-Term Government Securities Fund: $1,070 expires in 2015.
[3]	Short-Term Bond Fund: $251,231 expires in 2008, $47,063 expires in 2009, $19,612 expires in 2011, and $26,728 expires in 2012.
[4]	Stock Index Fund: $6,212,593 expires in 2010, $120,952 expires in 2011, and $1,714,680 expires in 2012.

The Short-Term Bond Fund utilized $42,406 of its capital loss carryforward and Stock Index Fund utilized $1,330,704 of its capital loss carryforward.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions
At December 31, 2007, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$149,407,323	$—	$—	$—
Short-Term Gov. Securities Fund	$38,670,188	$425,100	$(18,278)	$406,822
Short-Term Bond Fund	$229,969,877	$2,119,682	$(3,243,028)	$(1,123,346)
Value Fund	$500,662,659	$241,312,794	$(16,584,120)	$224,728,674
Small-Company Stock Fund	$49,341,137	$22,211,441	$(4,673,743)	$17,537,698
International Value Fund 1	$130,402,163	$17,598,880	$(7,661,944)	$9,936,936
Nasdaq-100 Index Tracking StockSM Fund	$7,281,378	$1,728,460	$—	$1,728,460

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to Appendix A of this report.

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31 2007, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Gov. Securities Fund	9,177,972	12,201,091
Short-Term Bond Fund	97,588,542	41,580,048
Value Fund	127,742,053	28,628,841
Small-Company Stock Fund	10,794,385	11,296,907
International Value Fund	64,716,476	24,299,743
Nasdaq-100 Index Tracking Stocksm Fund	2,420,922	1,544,798

Notes to Financial Statements	61

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to Appendix A of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2007, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	4,400,389	2,404,572
Short-Term Bond Fund	5,585,742	13,173,113

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; .75% of average daily net assets up to $300 million, .65% of average daily net assets up to the next $100 million, .55% of average daily net assets up to the next $100 million, and .50% of average daily net assets in excess of $500 million for International Value Fund, and .25% for the Nasdaq-100 Index Tracking Stocksm Fund.

Mercator Asset Management, L.P. (“Mercator”) is the subadviser for the International Value Fund. Mercator selects, buys, and sells securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays Mercator from the fees it receives from the Fund.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of .05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund, .99% of the International Value Fund, and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stocksm Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended December 31, 2007, amounted to $44,648 for the Short-Term Government Securities Fund, $37,399 for the Short-Term Bond Fund, and $18,038 for the International Value Fund.

On June 12, 2006, the International Stock Index Fund was restructured from a passively managed index fund to an actively managed fund and was renamed the International Value Fund. Accordingly, the Fund liquidated its position in the Vanguard Developed Markets Index Fund and purchased shares of foreign equity securities directly.

On October 15, 2007, the Stock Index Fund transferred its investments in the State Street Equity 500 Index Portfolio managed by SSgA to the S&P 500 Index Master Portfolio managed by Barclays Global Advisors.

6. RECENT ACCOUNTING DEVELOPMENTS
The Funds have adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes guidelines for recognizing and measuring the benefits of tax return positions in financial statements. Management has reviewed the tax positions as of December 31, 2007 and has determined there is no impact to the financial statements resulting from the implementation of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The Funds have adopted FAS 157 and management does not believe this standard will have a material impact on the financial statements.

62	Notes to Financial Statements

7. CAPITAL SHARE TRANSACTIONS
As of December 31, 2007, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Year Ended December 31, 2007

In Dollars

Daily Income Fund	$96,049,753	$6,137,912	$102,187,665	$(80,509,874)	$21,677,791
Short-Term Government Securities Fund	$8,803,909	$1,479,954	$10,283,863	$(12,098,489)	$(1,814,626)
Short-Term Bond Fund	$44,848,485	$9,081,873	$53,930,358	$(34,045,684)	$19,884,674
Stock Index Fund	$12,521,493	$827,909	$13,349,402	$(29,188,562)	$(15,839,160)
Value Fund	$182,219,877	$28,470,337	$210,690,214	$(125,083,275)	$85,606,939
Small-Company Stock Fund	$11,866,975	$3,981,805	$15,848,780	$(9,305,395)	$6,543,385
International Value Fund	$55,883,482	$8,962,753	$64,846,235	$(14,171,040)	$50,675,195
Nasdaq-100 Index Tracking StockSM Fund	$3,235,558	$383,303	$3,618,861	$(2,272,448)	$1,346,413

In Shares

Daily Income Fund	96,049,753	6,137,912	102,187,665	(80,509,874)	21,677,791
Short-Term Government Securities Fund	1,718,154	288,676	2,006,830	(2,363,224)	(356,394)
Short-Term Bond Fund	8,678,441	1,756,925	10,435,366	(6,588,960)	3,846,406
Stock Index Fund	1,136,390	75,677	1,212,067	(860,709)	351,358
Value Fund	4,856,270	778,583	5,634,853	(3,318,776)	2,316,077
Small-Company Stock Fund	604,429	219,263	823,692	(471,636)	352,056
International Value Fund	5,321,424	907,275	6,228,699	(1,358,016)	4,870,683
Nasdaq-100 Index Tracking StockSM Fund	574,553	65,696	640,249	(404,649)	235,600

Year Ended December 31, 2006

In Dollars

Daily Income Fund	$100,925,305	$5,042,290	$105,967,595	$(83,465,874)	$22,501,721
Short-Term Government Securities Fund	$11,286,781	$1,138,260	$12,425,041	$(11,918,847)	$506,194
Short-Term Bond Fund	$40,318,730	$7,134,623	$47,453,353	$(39,657,357)	$7,795,996
Stock Index Fund	$12,670,487	$659,457	$13,329,944	$(11,024,697)	$2,305,247
Value Fund	$161,983,622	$41,593,247	$203,576,869	$(69,304,654)	$134,272,215
Small-Company Stock Fund	$17,600,709	$2,428,819	$20,029,528	$(10,207,197)	$9,822,331
International Value Fund	$70,270,044	$723,743	$70,993,787	$(6,086,374)	$64,907,413
Nasdaq-100 Index Tracking StockSM Fund	$2,350,240	$149,089	$2,499,329	$(2,760,360)	$(261,031)

In Shares

Daily Income Fund	100,925,305	5,042,290	105,967,595	(83,465,874)	22,501,721
Short-Term Government Securities Fund	2,226,475	224,849	2,451,324	(2,355,576)	95,748
Short-Term Bond Fund	7,859,808	1,389,756	9,249,564	(7,734,812)	1,514,752
Stock Index Fund	1,299,870	62,388	1,362,258	(1,130,412)	231,846
Value Fund	4,544,410	1,159,720	5,704,130	(1,956,540)	3,747,590
Small-Company Stock Fund	934,090	127,427	1,061,517	(544,878)	516,639
International Value Fund	8,383,000	74,459	8,457,459	(685,402)	7,772,057
Nasdaq-100 Index Tracking StockSM Fund	454,648	28,637	483,285	(538,455)	(55,170)

Notes to Financial Statements	63

Report of Independent Registered Public
Accountants

To the Board of Directors of The Homestead Fund, Inc. and Shareholders of the Homestead Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking Stock Fund (comprising the Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Baltimore, Maryland
February 29, 2008

64	Report of Independent Registered Public Accountants

INDEPENDENT
Directors and Officers

Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Fund’s directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee	1990-Present	Partner, Krooth & Altman LLP (law firm) (1981-Present)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Francis P. Lucier 4301 Wilson Boulevard Arlington, VA 22203 10/01/27	Director Member of Audit Committee	1997-Present	Retired (2006-Present) Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Member of Audit Committee	2005-Present	Retired (2004-Present) CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present) President and CEO, Public Strategies Inc. (2000-2002)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	65

INTERESTED
Directors and Officers

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter R. Morris[1] 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President	1990-Present	President and Director of RE Advisers Corporation (2002-Present) Vice President, Secretary and Director of RE Investment Corporation (1990-Present) Vice President and Chief Investment Officer of NRECA (1988-Present)	8	RE Advisers Corporation RE Investment Corporation

Anthony M. Marinello[2] 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Vice President	1990-Present	Retired (2004-Present) Vice President, Cooperative Network of NRECA (2000-2004)	8	None

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Secretary Chief Compliance Officer	2005-Present	Executive Director of Management Advisory Services, NRECA
(2007-Present)

Chief Compliance Officer of RE Investment Corporation
(2005-Present)

Chief Compliance Officer and Secretary of RE Advisers Corporation
(2005-Present)

Senior Director of Management Advisory Services, NRECA
(2000-2007)
				Not Applicable	Not Applicable

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present	Director, Daily Pricing, NRECA (2007-Present) Treasurer and Director of RE Investment Corporation (2007-Present) Manager Mutual Fund Accounting, NRECA (2000-2007)	Not Applicable	Not Applicable

1	Mr. Morris is a director who is an “interested person” of the Homestead Funds,within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris is also an Officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.
2	Mr. Marinello is a director who is an “interested person” of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds’ distributor, RE Investment Corporation, and the Homestead Funds’ Investment adviser, RE Advisers Corporation.

66	Directors and Officers

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio
 December 31, 2007

COMMON STOCKS	Shares	Value

(95.80% of portfolio)

ADVERTISING—0.14%
Interpublic Group of Companies Inc. (The) (a)(b)	101,318	821,689
Omnicom Group Inc.	71,357	3,391,598

Total Advertising		4,213,287

AEROSPACE & DEFENSE—2.25%
Boeing Co. (The)	169,302	14,807,153
General Dynamics Corp.	87,566	7,792,498
Goodrich Corp.	26,892	1,898,844
L-3 Communications Holdings Inc. (b)	27,125	2,873,622
Lockheed Martin Corp.	74,951	7,889,342
Northrop Grumman Corp.	74,138	5,830,212
Raytheon Co. (b)	94,337	5,726,256
Rockwell Collins Inc.	35,843	2,579,621
United Technologies Corp.	214,258	16,399,307

Total Aerospace & Defense		65,796,855

AGRICULTURE—2.00%
Altria Group Inc.	456,190	34,478,840
Archer-Daniels-Midland Co.	138,764	6,442,813
Monsanto Co.	117,787	13,155,630
Reynolds American Inc.	36,780	2,426,009
UST Inc. (b)	34,206	1,874,489

Total Agriculture		58,377,781

AIRLINES—0.07%
Southwest Airlines Co. (b)	165,279	2,016,404

Total Airlines		2,016,404

APPAREL—0.37%
Coach Inc. (a)	80,281	2,454,993
Jones Apparel Group Inc.	23,176	370,584
Liz Claiborne Inc. (b)	21,450	436,507
Nike Inc. Class B (b)	83,378	5,356,203
Polo Ralph Lauren Corp. (b)	12,742	787,328
VF Corp. (b)	19,030	1,306,600

Total Apparel		10,712,215

AUTO MANUFACTURERS—0.36%
Ford Motor Co. (a)(b)	452,029	3,042,153
General Motors Corp.	121,838	3,032,548
PACCAR Inc. (b)	80,339	4,376,869

Total Auto Manufacturers		10,451,570

AUTO PARTS & EQUIPMENT—0.20%
Goodyear Tire & Rubber Co. (The) (a)(b)	47,167	1,331,053
Johnson Controls Inc. (b)	128,054	4,615,066

Total Autoparts & Equipment		5,946,119

BANKS—5.05%
Bank of America Corp.	961,733	39,681,104
Bank of New York Mellon Corp. (The)	245,723	11,981,453
BB&T Corp. (b)	118,932	3,647,644
Comerica Inc.	33,352	1,451,813
Commerce Bancorp Inc.	41,275	1,574,228
Discover Financial Services LLC	107,447	1,620,301
Fifth Third Bancorp (b)	116,567	2,929,329
First Horizon National Corp. (b)	26,140	474,441
Huntington Bancshares Inc. (b)	78,890	1,164,416
KeyCorp	83,864	1,966,611
M&T Bank Corp. (b)	16,166	1,318,661
Marshall & Ilsley Corp. (b)	57,217	1,515,106
National City Corp. (b)	136,212	2,242,050
Northern Trust Corp.	41,221	3,156,704
PNC Financial Services Group Inc. (The) (b)	74,134	4,866,897
Regions Financial Corp. (b)	152,282	3,601,469
State Street Corp.	84,153	6,833,224
SunTrust Banks Inc. (b)	75,269	4,703,560
Synovus Financial Corp. (b)	70,296	1,692,728
U.S. Bancorp (b)	372,849	11,834,227
Wachovia Corp. (b)	425,986	16,200,248
Wells Fargo & Co.	729,199	22,014,518
Zions Bancorporation (b)	23,135	1,080,173

Total Banks		147,550,905

BEVERAGES—2.33%
Anheuser-Busch Companies Inc.	161,796	8,468,403
Brown-Forman Corp. Class B	18,568	1,376,074
Coca-Cola Co. (The)	429,992	26,388,609
Coca-Cola Enterprises Inc.	61,213	1,593,374
Constellation Brands Inc. Class A (a)(b)	43,465	1,027,513
Molson Coors Brewing Co. Class B	29,267	1,510,763
Pepsi Bottling Group Inc.	30,076	1,186,799
PepsiCo Inc.	349,188	26,503,369

Total Beverages		68,054,904

BIOTECHNOLOGY—0.80%
Amgen Inc. (a)	234,720	10,900,397
Biogen Idec Inc. (a)	62,055	3,532,171
Celgene Corp. (a)	82,531	3,813,758
Genzyme Corp. (a)	56,824	4,229,979
Millipore Corp. (a)(b)	11,847	866,963

Total Biotechnology		23,343,268

BUILDING MATERIALS—0.12%
Masco Corp. (b)	82,579	1,784,532
Trane Inc.	36,381	1,699,357

Total Building Materials		3,483,889

CHEMICALS—1.35%
Air Products and Chemicals Inc.	46,570	4,593,199
Ashland Inc.	13,102	621,428
Dow Chemical Co. (The)	205,077	8,084,135

Appendix A	67

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)
Du Pont (E.I.) de Nemours and Co.	198,727	$8,761,873\
Eastman Chemical Co.	17,744	1,083,981
Ecolab Inc.	37,267	1,908,443
Hercules Inc. (b)	24,416	472,450
International Flavors & Fragrances Inc. (b)	17,476	841,120
PPG Industries Inc.	35,261	2,476,380
Praxair Inc.	68,987	6,119,837
Rohm & Haas Co. (b)	29,442	1,562,487
Sherwin-Williams Co. (The) (b)	23,154	1,343,858
Sigma-Aldrich Corp. (b)	27,903	1,523,504

Total Chemicals		39,392,695

COAL—0.22%
CONSOL Energy Inc.	39,167	2,801,224
Peabody Energy Corp. (b)	57,142	3,522,233

Total Coal		6,323,457

COMMERCIAL SERVICES—0.64%
Apollo Group Inc. Class A (a)	30,527	2,141,469
Block (H & R) Inc. (b)	69,852	1,297,152
Convergys Corp. (a)(b)	28,872	475,233
Donnelley (R.R.) & Sons Co.	47,709	1,800,538
Equifax Inc. (b)	29,659	1,078,401
McKesson Corp.	63,793	4,179,079
Monster Worldwide Inc. (a)(b)	28,491	923,108
Moody’s Corp. (b)	49,034	1,750,514
Robert Half International Inc.	35,459	958,811
Western Union Co.	166,420	4,040,678

Total Commercial Services		18,644,983

COMPUTERS—4.61%
Affiliated Computer Services Inc. Class A (a)(b)	23,293	1,050,514
Apple Inc. (a)	189,621	37,560,128
Cognizant Technology Solutions Corp. (a)(b)	62,098	2,107,606
Computer Sciences Corp. (a)	37,352	1,847,803
Dell Inc. (a)	490,642	12,025,635
Electronic Data Systems Corp.	109,517	2,270,287
EMC Corp. (a)	452,826	8,390,866
Hewlett-Packard Co.	557,864	28,160,975
International Business Machines Corp.	298,329	32,249,365
Lexmark International Inc. Class A (a)(b)	20,625	718,987
Network Appliance Inc. (a)(b)	78,063	1,948,452
SanDisk Corp. (a)(b)	48,928	1,622,942
Sun Microsystems Inc. (a)	186,967	3,389,712
Teradata Corp. (a)	38,095	1,044,184
Unisys Corp. (a)(b)	75,179	355,597

Total Computers		134,743,053

COSMETICS & PERSONAL CARE—2.16%
Avon Products Inc. (b)	93,458	3,694,395
Colgate-Palmolive Co.	110,086	8,582,305
Estee Lauder Companies Inc. (The) Class A (b)	26,654	1,162,381
Procter & Gamble Co. (The)	674,592	49,528,545

Total Cosmetics & Personal Care		62,967,626

DISTRIBUTION & WHOLESALE—0.10%
Genuine Parts Co. (b)	36,449	1,687,589
Grainger (W.W.) Inc.	15,550	1,360,936

Total Distribution & Wholesale		3,048,525

DIVERSIFIED FINANCIAL SERVICES—6.34%
American Express Co.	255,517	13,291,994
Ameriprise Financial Inc.	50,536	2,785,039
Bear Stearns Companies Inc. (The) (b)	25,025	2,208,456
Capital One Financial Corp.	87,983	4,158,077
CIT Group Inc. (b)	41,335	993,280
Citigroup Inc.	1,080,938	31,822,815
CME Group Inc. (b)	11,709	8,032,374
Countrywide Financial Corp. (b)	124,041	1,108,927
E*TRADE Financial Corp. (a)(b)	89,103	316,316
Federal Home Loan Mortgage Corp.	140,351	4,781,759
Federal National Mortgage Association	210,048	8,397,719
Federated Investors Inc. Class B (b)	18,897	777,801
Franklin Resources Inc.	35,036	4,009,169
Goldman Sachs Group Inc. (The)	87,147	18,740,962
IntercontinentalExchange Inc. (a)(b)	14,899	2,868,057
Janus Capital Group Inc. (b)	37,504	1,232,006
JPMorgan Chase & Co.	731,348	31,923,340
Legg Mason Inc. (b)	28,507	2,085,287
Lehman Brothers Holdings Inc. (b)	114,539	7,495,432
Merrill Lynch & Co. Inc.	186,104	9,990,063
Morgan Stanley	227,989	12,108,496
NYSE Euronext Inc.	56,914	4,995,342
Rowe (T.) Price Group Inc. (b)	57,098	3,476,126
Schwab (Charles) Corp. (The)	207,794	5,309,137
SLM Corp.	112,130	2,258,298

Total Diversified Financial Services		185,166,272

ELECTRIC—3.21%
AES Corp. (The) (a)	143,907	3,078,171
Allegheny Energy Inc.	35,670	2,268,969
Ameren Corp. (b)	44,627	2,419,230
American Electric Power Co. Inc.	86,161	4,011,656
CenterPoint Energy Inc. (b)	68,969	1,181,439

68	Appendix A

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)
CMS Energy Corp. (b)	47,137	$819,241
Consolidated Edison Inc. (b)	58,302	2,848,053
Constellation Energy Group Inc.	38,886	3,986,982
Dominion Resources Inc. (b)	125,547	5,957,205
DTE Energy Co. (b)	37,106	1,631,180
Duke Energy Corp. (b)	271,787	5,481,944
Dynegy Inc. Class A (a)	106,766	762,309
Edison International	70,191	3,746,094
Entergy Corp.	42,703	5,103,863
Exelon Corp.	145,159	11,850,781
FirstEnergy Corp.	66,492	4,810,031
FPL Group Inc.	87,762	5,948,508
Integrys Energy Group Inc.	16,195	837,120
Pepco Holdings Inc.	41,070	1,204,583
PG&E Corp. (b)	76,096	3,278,977
Pinnacle West Capital Corp. (b)	21,602	916,141
PPL Corp.	82,550	4,300,029
Progress Energy Inc. (b)	55,693	2,697,212
Public Service Enterprise Group Inc.	54,830	5,386,499
Southern Co. (The) (b)	163,189	6,323,574
TECO Energy Inc. (b)	44,703	769,339
Xcel Energy Inc.	90,153	2,034,753

Total Electric		93,653,883

ELECTRICAL COMPONENTS & EQUIPMENT—0.36%

Emerson Electric Co.	170,999	9,688,803
Molex Inc. (b)	30,073	820,993

Total Electrical Components & Equipment		10,509,796

ELECTRONICS—0.57%
Agilent Technologies Inc. (a)	85,490	3,140,903
Applied Biosystems Group	38,887	1,319,047
Jabil Circuit Inc. (b)	44,615	681,271
PerkinElmer Inc.	25,769	670,509
Thermo Fisher Scientific Inc. (a)	91,992	5,306,099
Tyco Electronics Ltd.	107,109	3,976,957
Waters Corp. (a)	21,506	1,700,479

Total Electronics		16,795,265

ENGINEERING & CONSTRUCTION—0.18%
Fluor Corp.	18,992	2,767,514
Jacobs Engineering Group Inc. (a)(b)	25,758	2,462,722

Total Engineering & Construction		5,230,236

ENTERTAINMENT—0.11%
International Game Technology Inc. (b)	71,658	3,147,936

Total Entertainment		3,147,936

ENVIRONMENTAL CONTROL—0.15%
Allied Waste Industries Inc. (a)(b)	62,082	684,144
Waste Management Inc.	111,828	3,653,421

Total Environmental Control		4,337,565

FOOD—1.69%
Campbell Soup Co. (b)	48,189	1,721,793
ConAgra Foods Inc. (b)	106,386	2,530,923
Dean Foods Co. (b)	28,079	726,123
General Mills Inc.	72,073	4,108,161
Heinz (H.J.) Co.	68,793	3,211,257
Hershey Co. (The) (b)	36,106	1,422,576
Kellogg Co.	57,104	2,993,963
Kraft Foods Inc. (b)	340,504	11,110,646
Kroger Co. (The)	152,477	4,072,661
McCormick & Co. Inc. NVS (b)	27,768	1,052,685
Safeway Inc. (b)	94,527	3,233,769
Sara Lee Corp.	156,229	2,509,038
SUPERVALU Inc.	45,086	1,691,627
Sysco Corp.	131,450	4,102,554
Tyson Foods Inc. Class A (b)	59,098	905,972
Whole Foods Market Inc. (b)	29,584	1,207,027
Wrigley (Wm.) Jr. Co. (b)	46,818	2,741,194

Total Food		49,341,969

FOREST PRODUCTS & PAPER—0.32%
International Paper Co. (b)	94,917	3,073,412
MeadWestvaco Corp.	38,906	1,217,758
Plum Creek Timber Co. Inc. (b)	37,486	1,725,855
Weyerhaeuser Co.	46,470	3,426,698

Total Forest Products & Paper		9,443,723

GAS—0.17%
Nicor Inc. (b)	9,693	410,499
NiSource Inc.	57,888	1,093,504
Sempra Energy	56,857	3,518,311

Total Gas		5,022,314

HAND & MACHINE TOOLS—0.08%
Black & Decker Corp. (The)	14,937	1,040,362
Snap-On Inc. (b)	12,487	602,373
Stanley Works (The) (b)	17,276	837,540

Total Hand & Machine Tools		2,480,275

HEALTH CARE-PRODUCTS—3.06%
Bard (C.R.) Inc. (b)	22,190	2,103,612
Baxter International Inc.	139,164	8,078,470
Becton, Dickinson and Co.	52,459	4,384,523
Boston Scientific Corp. (a)(b)	287,341	3,341,776
Covidien Ltd.	107,136	4,745,054
Johnson & Johnson	624,310	41,641,477
Medtronic Inc.	244,935	12,312,882
Patterson Companies Inc. (a)(b)	29,388	997,723
St. Jude Medical Inc. (a)	73,809	2,999,598
Stryker Corp. (b)	52,404	3,915,627

Appendix A	69

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)
Varian Medical Systems Inc. (a)	27,054	$1,411,137
Zimmer Holdings Inc. (a)	50,851	3,363,794

Total Health Care-Products		89,295,673

HEALTH CARE-SERVICES—1.46%
Aetna Inc.	110,928	6,403,873
Coventry Health Care Inc. (a)	33,661	1,994,414
Humana Inc. (a)	36,250	2,729,987
Laboratory Corp. of America Holdings (a)(b)	26,145	1,974,732
Quest Diagnostics Inc.	33,696	1,782,518
Tenet Healthcare Corp. (a)(b)	98,017	497,926
UnitedHealth Group Inc.	283,378	16,492,600
WellPoint Inc. (a)	123,364	10,822,724

Total Health Care-Services		42,698,774

HOLDING COMPANIES-DIVERSIFIED—0.06%
Leucadia National Corp. (b)	35,322	1,663,666

Total Holding Companies—Diversified		1,663,666

HOME BUILDERS—0.09%
Centex Corp. (b)	24,870	628,216
Horton (D.R.) Inc.	57,782	760,989
KB Home (b)	16,211	350,158
Lennar Corp. Class A (b)	28,938	517,701
Pulte Homes Inc. (b)	44,299	466,911

Total Home Builders		2,723,975

HOME FURNISHINGS—0.08%
Harman International Industries Inc.	13,990	1,031,203
Whirlpool Corp. (b)	16,685	1,361,997

Total Home Furnishings		2,393,200

HOUSEHOLD PRODUCTS & WARES—0.41%
Avery Dennison Corp. (b)	22,871	1,215,365
Clorox Co. (The) (b)	31,343	2,042,623
Fortune Brands Inc. (b)	32,939	2,383,466
Kimberly-Clark Corp.	91,822	6,366,937

Total Household Products & Wares		12,008,391

HOUSEWARES—0.05%
Newell Rubbermaid Inc. (b)	59,553	1,541,232

Total Housewares		1,541,232

INSURANCE—4.29%
ACE Ltd. (b)	70,901	4,380,264
Aflac Inc. (b)	105,395	6,600,889
Allstate Corp. (The)	126,387	6,601,193
Ambac Financial Group Inc. (b)	22,136	570,445
American International Group Inc.	553,780	32,285,374
Aon Corp.	64,634	3,082,395
Assurant Inc. (b)	21,072	1,409,717
Chubb Corp.	85,939	4,690,551
CIGNA Corp.	62,722	3,370,053
Cincinnati Financial Corp.	36,878	1,458,156
Genworth Financial Inc. Class A	95,147	2,421,491
Hartford Financial Services Group Inc. (The)	68,536	5,975,654
Lincoln National Corp.	59,115	3,441,675
Loews Corp.	96,015	4,833,395
Marsh & McLennan Companies Inc.	116,953	3,095,746
MBIA Inc. (b)	28,110	523,689
MetLife Inc.	160,400	9,883,848
MGIC Investment Corp. (b)	17,506	392,660
Principal Financial Group Inc. (b)	57,221	3,939,094
Progressive Corp. (The) (b)	158,808	3,042,761
Prudential Financial Inc.	99,166	9,226,405
Safeco Corp.	22,977	1,279,359
Torchmark Corp.	20,323	1,230,151
Travelers Companies Inc. (The)	142,081	7,643,958
Unum Group (b)	77,470	1,843,011
XL Capital Ltd. Class A (b)	39,167	1,970,492

Total Insurance		125,192,426

INTERNET—2.21%
Akamai Technologies Inc. (a)(b)	36,693	1,269,578
Amazon.com Inc. (a)	65,910	6,105,902
eBay Inc. (a)	246,251	8,173,071
Expedia Inc. (a)(b)	43,363	1,371,138
Google Inc. Class A (a)	50,134	34,666,658
IAC/InterActiveCorp (a)	44,505	1,198,075
Symantec Corp. (a)	195,695	3,158,517
VeriSign Inc. (a)(b)	51,320	1,930,145
Yahoo! Inc. (a)	290,756	6,762,985

Total Internet		64,636,069

INVESTMENT COMPANIES—0.05%
American Capital Strategies Ltd. (b)	40,361	1,330,299

Total Investment Companies		1,330,299

IRON & STEEL—0.30%

Allegheny Technologies Inc.	22,150	1,913,760
Nucor Corp.	63,349	3,751,528
United States Steel Corp.	25,299	3,058,902

Total Iron & Steel		8,724,190

LEISURE TIME—0.24%
Brunswick Corp. (b)	19,367	330,207
Carnival Corp. (b)	94,021	4,182,994
Harley-Davidson Inc. (b)	54,304	2,536,540

Total Leisure Time		7,049,741

70	Appendix A

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)

LODGING—0.31%
Harrah’s Entertainment Inc.	40,325	$3,578,844
Marriott International Inc. Class A (b)	70,657	2,415,056
Starwood Hotels & Resorts Worldwide Inc.	44,814	1,973,160
Wyndham Worldwide Corp.	41,474	977,127

Total Lodging		8,944,187

MACHINERY—0.92%
Caterpillar Inc.	137,997	10,013,062
Cummins Inc.	22,366	2,848,757
Deere & Co.	96,124	8,951,067
Manitowoc Co. Inc. (The) (b)	26,634	1,300,538
Rockwell Automation Inc. (b)	34,371	2,370,224
Terex Corp. (a)(b)	21,619	1,417,558

Total Machinery		26,901,206

MANUFACTURING—4.82%
Cooper Industries Ltd.	39,461	2,086,698
Danaher Corp. (b)	53,434	4,688,299
Dover Corp. (b)	43,928	2,024,642
Eastman Kodak Co. (b)	61,042	1,334,989
Eaton Corp.	31,435	3,047,623
General Electric Co.	2,201,262	81,600,782
Honeywell International Inc.	161,711	9,956,546
Illinois Tool Works Inc. (b)	90,459	4,843,175
Ingersoll-Rand Co. Ltd. Class A	62,306	2,895,360
ITT Industries Inc. (b)	38,972	2,573,711
Leggett & Platt Inc. (b)	36,984	645,001
Pall Corp.	26,424	1,065,416
Parker Hannifin Corp.	37,495	2,823,749
Textron Inc.	53,784	3,834,799
3M Co.	154,607	13,036,462
Tyco International Ltd.	107,140	4,248,101

Total Manufacturing		140,705,353

MEDIA—2.57%
CBS Corp. Class B (b)	149,823	4,082,677
Clear Channel Communications Inc.	107,248	3,702,201
Comcast Corp. Class A (a)(b)	667,548	12,189,426
DIRECTV Group Inc. (The) (a)	161,021	3,722,806
Gannett Co. Inc. (b)	49,985	1,949,415
McGraw-Hill Companies Inc. (The)	74,001	3,241,984
Meredith Corp. (b)	7,889	433,737
New York Times Co. (The) Class A	30,145	528,442
News Corp. Class A	499,874	10,242,418
Scripps (E.W.) Co. Class A	19,280	867,793
Time Warner Inc.	794,411	13,115,726
Viacom Inc. Class B (a)	145,886	6,407,313
Walt Disney Co. (The)	418,180	13,498,850
Washington Post Co. (The) Class B	1,261	997,993

Total Media		74,980,781

METAL FABRICATE & HARDWARE—0.14%
Precision Castparts Corp.	29,706	4,120,222

Total Metal Fabricate & Hardware		4,120,222

MINING—0.77%
Alcoa Inc.	188,432	6,887,190
Freeport-McMoRan Copper & Gold Inc.	82,389	8,439,929
Newmont Mining Corp.	97,364	4,754,284
Titanium Metals Corp. (b)	18,588	491,653
Vulcan Materials Co. (b)	23,188	1,833,939

Total Mining		22,406,995

OFFICE & BUSINESS EQUIPMENT—0.17%
Pitney Bowes Inc. (b)	47,378	1,802,259
Xerox Corp.	201,119	3,256,117

Total Office & Business Equipment		5,058,376

OIL & GAS—9.88%
Anadarko Petroleum Corp.	100,062	6,573,073
Apache Corp. (b)	71,650	7,705,241
Chesapeake Energy Corp. (b)	95,149	3,729,841
Chevron Corp.	460,491	42,977,625
ConocoPhillips	349,449	30,856,347
Devon Energy Corp.	96,272	8,559,544
ENSCO International Inc.	31,845	1,898,599
EOG Resources Inc.	52,868	4,718,469
Exxon Mobil Corp.	1,189,515	111,445,660
Hess Corp. (b)	59,619	6,013,172
Marathon Oil Corp.	154,439	9,399,158
Murphy Oil Corp. (b)	40,567	3,441,704
Nabors Industries Ltd. (a)(b)	63,480	1,738,717
Noble Corp.	57,779	3,265,091
Noble Energy Inc.	36,810	2,927,131
Occidental Petroleum Corp.	179,433	13,814,547
Range Resources Corp.	32,245	1,656,103
Rowan Companies Inc. (b)	23,516	927,941
Sunoco Inc.	26,306	1,905,607
Tesoro Corp.	29,497	1,407,007
Transocean Inc.	68,610	9,821,521
Valero Energy Corp.	119,538	8,371,246
XTO Energy Inc.	104,171	5,350,223

Total Oil & Gas		288,503,567

OIL & GAS SERVICES—1.84%
Baker Hughes Inc.	68,926	5,589,899
BJ Services Co. (b)	62,496	1,516,153
Halliburton Co.	192,296	7,289,941
National Oilwell Varco Inc. (a)(b)	76,815	5,642,830
Schlumberger Ltd.	258,509	25,429,530
Smith International Inc. (b)	42,951	3,171,931
Weatherford International Ltd. (a)(b)	72,641	4,983,173

Total Oil & Gas Services		53,623,457

Appendix A	71

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)

PACKAGING & CONTAINERS—0.11%
Ball Corp.	21,981	$989,145
Bemis Co. Inc. (b)	21,997	602,278
Pactiv Corp. (a)(b)	28,304	753,736
Sealed Air Corp. (b)	34,449	797,150

Total Packaging & Containers		3,142,309

PHARMACEUTICALS—5.55%
Abbott Laboratories	333,913	18,749,215
Allergan Inc. (b)	66,268	4,257,056
AmerisourceBergen Corp. (b)	39,720	1,782,236
Barr Pharmaceuticals Inc. (a)(b)	22,912	1,216,627
Bristol-Myers Squibb Co.	427,173	11,328,628
Cardinal Health Inc.	79,516	4,592,049
Express Scripts Inc. (a)	56,613	4,132,749
Forest Laboratories Inc. (a)	67,977	2,477,762
Gilead Sciences Inc. (a)	200,039	9,203,794
Hospira Inc. (a)(b)	33,710	1,437,394
King Pharmaceuticals Inc. (a)	50,256	514,621
Lilly (Eli) and Co.	213,100	11,377,409
Medco Health Solutions Inc. (a)	59,063	5,988,988
Merck & Co. Inc.	470,937	27,366,149
Mylan Inc.	64,924	912,831
Pfizer Inc.	1,491,009	33,890,635
Schering-Plough Corp. (b)	349,672	9,315,262
Watson Pharmaceuticals Inc. (a)(b)	21,774	590,946
Wyeth	290,446	12,834,809

Total Pharmaceuticals		161,969,160

PIPELINES—0.44%
El Paso Corp. (b)	150,610	2,596,516
Questar Corp.	37,072	2,005,595
Spectra Energy Corp. (b)	136,107	3,514,283
Williams Companies Inc. (The)	129,383	4,629,324

Total Pipelines		12,745,718

REAL ESTATE—0.03%
CB Richard Ellis Group Inc. Class A (a)(b)	42,333	912,276

Total Real Estate		912,276

REAL ESTATE INVESTMENT TRUSTS—0.89%
Apartment Investment and Management Co. Class A (b)	20,255	703,456
AvalonBay Communities Inc. (b)	16,999	1,600,286
Boston Properties Inc.	25,588	2,349,234
Developers Diversified Realty Corp.	26,591	1,018,169
Equity Residential (b)	60,936	2,222,336
General Growth Properties Inc. (b)	52,800	2,174,304
Host Hotels & Resorts Inc. (b)	112,159	1,911,189
Kimco Realty Corp. (b)	54,166	1,971,642
ProLogis (b)	55,347	3,507,893
Public Storage (b)	26,736	1,962,690
Simon Property Group Inc.	48,150	4,182,309
Vornado Realty Trust	28,769	2,530,234

Total Real Estate Investment Trusts		26,133,742

RETAIL—4.75%
Abercrombie & Fitch Co. Class A (b)	18,548	1,483,284
AutoNation Inc. (a)	31,676	496,046
AutoZone Inc. (a)	10,616	1,272,965
Bed Bath & Beyond Inc. (a)(b)	59,188	1,739,535
Best Buy Co. Inc. (b)	75,588	3,979,708
Big Lots Inc. (a)(b)	22,973	367,338
Circuit City Stores Inc. (b)	33,076	138,919
Costco Wholesale Corp.	95,248	6,644,500
CVS Caremark Corp.	319,874	12,714,992
Darden Restaurants Inc.	30,715	851,113
Dillard’s Inc. Class A (b)	12,440	233,623
Family Dollar Stores Inc. (b)	31,470	605,168
GameStop Corp. Class A (a)	34,369	2,134,659
Gap Inc. (The)	107,708	2,292,026
Home Depot Inc.	364,627	9,823,051
Kohl’s Corp. (a)(b)	68,348	3,130,338
Limited Brands Inc. (b)	71,508	1,353,646
Lowe’s Companies Inc.	319,337	7,223,403
Macy’s Inc. (b)	95,721	2,476,302
McDonald’s Corp.	257,448	15,166,262
Nordstrom Inc. (b)	44,734	1,643,080
Office Depot Inc. (a)	58,214	809,757
OfficeMax Inc.	15,743	325,250
Penney (J.C.) Co. Inc. (b)	47,611	2,094,408
RadioShack Corp. (b)	29,264	493,391
Sears Holdings Corp. (a)(b)	17,105	1,745,565
Staples Inc.	153,686	3,545,536
Starbucks Corp. (a)(b)	160,544	3,286,336
Target Corp. (b)	182,811	9,140,550
Tiffany & Co.	29,055	1,337,402
TJX Companies Inc. (The)	95,890	2,754,920
Walgreen Co. (b)	214,498	8,168,084
Wal-Mart Stores Inc.	516,650	24,556,374
Wendy’s International Inc.	21,906	566,051
Yum! Brands Inc.	112,056	4,288,383

Total Retail		138,881,965

SAVINGS & LOANS—0.18%
Hudson City Bancorp Inc. (b)	114,186	1,715,074
Sovereign Bancorp Inc.	77,204	880,126
Washington Mutual Inc. (b)	189,688	2,581,654

Total Savings & Loans		5,176,854

SEMICONDUCTORS—2.61%
Advanced Micro Devices Inc. (a)(b)	128,919	966,893
Altera Corp. (b)	75,064	1,450,236

72	Appendix A

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Shares	Value

(Common Stocks continued)
Analog Devices Inc.	69,883	$2,215,291
Applied Materials Inc.	297,214	5,278,521
Broadcom Corp. Class A (a)	100,927	2,638,232
Intel Corp.	1,266,078	33,753,639
KLA-Tencor Corp. (b)	41,534	2,000,277
Linear Technology Corp. (b)	51,039	1,624,571
LSI Corp. (a)(b)	161,572	857,947
MEMC Electronic Materials Inc. (a)(b)	48,462	4,288,402
Microchip Technology Inc. (b)	46,206	1,451,793
Micron Technology Inc. (a)	163,414	1,184,752
National Semiconductor Corp. (b)	56,330	1,275,311
Novellus Systems Inc. (a)(b)	26,062	718,529
NVIDIA Corp. (a)	118,215	4,021,674
QLogic Corp. (a)	32,078	455,508
Teradyne Inc. (a)	40,651	420,331
Texas Instruments Inc. (b)	307,792	10,280,253
Xilinx Inc. (b)	68,012	1,487,422

Total Semiconductors		76,369,582

SOFTWARE—3.91%
Adobe Systems Inc. (a)	126,900	5,422,437
Autodesk Inc. (a)	49,440	2,460,134
Automatic Data Processing Inc.	115,267	5,132,840
BMC Software Inc. (a)	42,883	1,528,350
CA Inc. (b)	85,598	2,135,670
Citrix Systems Inc. (a)	40,743	1,548,641
Compuware Corp. (a)(b)	58,795	522,100
Electronic Arts Inc. (a)(b)	66,996	3,913,236
Fidelity National Information Services Inc.	36,469	1,516,746
Fiserv Inc. (a)(b)	36,273	2,012,789
IMS Health Inc. (b)	41,792	962,888
Intuit Inc. (a)(b)	72,764	2,300,070
Microsoft Corp.	1,745,461	62,138,412
Novell Inc. (a)(b)	74,303	510,462
Oracle Corp. (a)	851,799	19,233,621
Paychex Inc. (b)	73,183	2,650,688
Total System Services Inc.	9,018	252,504

Total Software		114,241,588

TELECOMMUNICATIONS—5.92%
American Tower Corp. Class A (a)(b)	88,511	3,770,569
AT&T Inc.	1,318,377	54,791,748
CenturyTel Inc. (b)	23,888	990,396
Ciena Corp. (a)	18,367	626,498
Cisco Systems Inc. (a)	1,316,511	35,637,953
Citizens Communications Co. (b)	73,277	932,816
Corning Inc.	339,512	8,144,893
Embarq Corp.	32,757	1,622,454
JDS Uniphase Corp. (a)	44,228	588,232
Juniper Networks Inc. (a)(b)	113,004	3,751,733
Motorola Inc.	499,579	8,013,247
QUALCOMM Inc.	359,450	14,144,358
Qwest Communications International Inc. (a)(b)	343,321	2,406,680
Sprint Nextel Corp.	614,577	8,069,396
Tellabs Inc. (a)(b)	91,398	597,743
Verizon Communications Inc.	627,272	27,405,514
Windstream Corp. (b)	101,413	1,320,397

Total Telecommunications		172,814,627

TEXTILES—0.03%
Cintas Corp.	28,424	955,615

Total Textiles		955,615

TOYS, GAMES & HOBBIES—0.08%
Hasbro Inc.	34,008	869,925
Mattel Inc.	81,265	1,547,286

Total Toys, Games, & Hobbies		2,417,211

TRANSPORTATION—1.63%
Burlington Northern Santa Fe Corp.	65,487	5,450,483
C.H. Robinson Worldwide Inc.	37,046	2,004,930
CSX Corp.	94,585	4,159,848
Expeditors International Washington Inc. (b)	45,745	2,043,887
FedEx Corp. (b)	66,614	5,939,970
Norfolk Southern Corp.	84,823	4,278,472
Ryder System Inc. (b)	12,849	604,031
Union Pacific Corp.	57,491	7,222,019
United Parcel Service Inc. Class B	226,793	16,038,801

Total Transportation		47,742,441

Total Common Stocks (Cost $2,328,774,332)		2,798,201,638

SHORT-TERM INVESTMENTS	Shares

(16.17% of portfolio)

MONEY MARKET FUNDS—15.95%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.84% (c)(d)	113,364,164	113,364,164
BGI Cash Premier Fund LLC, 4.90% (c)(d)(e)	352,310,746	352,310,746

Total Money Market Funds		465,674,910

Appendix A	73

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

	Principal	Value

(Short-Term Investments continued)

U.S. TREASURY OBLIGATIONS—0.22%
U.S. Treasury Bill, 3.10%, 03/27/08 (f)(g)	$6,500,000	$6,451,198

Total U.S. Treasury Obligations		6,451,198

Total Short-Term Investments (Cost $472,125,226)		472,126,108

TOTAL INVESTMENTS IN SECURITIES (Cost $2,800,899,558)—111.97%		$3,270,327,746

SHORT POSITIONS (h)	Shares

(−0.02% of portfolio)

COMMON STOCKS—(−0.02%)
Synovus Financial Corp.	(70,296)	(716,316)

Total Short Positions (Proceeds $716,129)		(716,316)

OTHER ASSETS, LESS LIABILITIES (−11.95% of portfolio)		(348,863,760)

NET ASSETS—100.00%		$2,920,747,670

NVS–Non-Voting Shares

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	This security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(h)	See Note 1.

As of December 31, 2007, the open futures contracts held by the Master Portfolio were as follows:

		Notional	Net
Futures Contracts	Number of	Contract	Unrealized
(Expiration Date)	Contracts	Value	Depreciation

S&P 500 Index (March 2008)	1,660	$122,607,600	$(3,061,393)

$(3,061,393)

74	Appendix A

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Index Master Portfolio
December 31, 2007

ASSETS

Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers (Cost: $2,335,224,648)	$2,804,652,836
Affiliated issuers (Cost: $465,674,910) (Note 2)	465,674,910

Total value of investments (Total cost: $2,800,899,558)	3,270,327,746

Receivables:
Investment securities sold	1,393,471
Dividends and interest	4,609,098

Total assets	3,276,330,315

LIABILITIES

Payables:
Investment securities purchased	1,720,555
Due to broker—variation margin	679,737
Collateral for securities on loan (Note 4)	352,310,746
Short positions, at value (Proceeds: $716,129) (Note 1)	716,316
Investment advisory fees (Note 2)	117,291
Accrued expenses:
Professional fees (Note 2)	38,000

Total liabilities	355,582,645

NET ASSETS	$2,920,747,670

(a)	Securities on loan with market value of $342,582,053. See Note 4.

Appendix A	75

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: S&P 500 Index Master Portfolio
For the Year Ended December 31, 2007

INVESTMENT INCOME

Dividends from unaffiliated issuers	$53,595,852
Interest from unaffiliated issuers	141,708
Interest from affiliated issuers (Note 2)	3,338,357
Securities lending income from unaffiliated issuers	97,866
Securities lending income from affiliated issuers (Note 2)	443,686

Total investment income	57,617,469

EXPENSES (Note 2)

Investment advisory fees	1,421,389
Professional fees	41,484
Independent trustees’ fees	18,681

Total expenses	1,481,554
Less expense reductions (Note 2)	(60,165)

Net expenses	1,421,389

NET INVESTMENT INCOME	56,196,080

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on:
Investments in unaffiliated issuers	11,211,068
In-kind redemptions	53,915,076
Futures contracts	1,018,738

Net realized gain	66,144,882

Net change in unrealized appreciation (depreciation) on:
Investments	52,882,229
Futures contracts	(3,023,615)
Short positions (Note 1)	(187)

Net change in unrealized appreciation (depreciation)	49,858,427

NET REALIZED AND UNREALIZED GAIN	116,003,309

NET INCREASE IN NET ASSETS FROM OPERATIONS	$172,199,389

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Index Master Portfolio

	For the		For the
	Year Ended		Year Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	December 31, 2007		December 31, 2006

Operations
Net investment income	$56,196,080		$48,133,776
Net realized gain (loss)	66,144,882		(46,155,589)
Net change in unrealized appreciation (depreciation)	49,858,427		364,703,698

Net increase in net assets resulting from operations	172,199,389		366,681,885

Interestholder Transactions
Contributions	979,975,026	(a)	725,880,991
Withdrawals	(958,876,075)		(773,639,196)

Net increase (decrease) in net assets resulting from interestholder transactions	21,098,951		(47,758,205)

INCREASE IN NET ASSETS	193,298,340		318,923,680

NET ASSETS
Beginning of year	2,727,449,330		2,408,525,650

END OF YEAR	$2,920,747,670		$2,727,449,330

(a)	Includes a contribution of securities with unrealized appreciation of $19,641,824.

76	Appendix A

The accompanying notes are an integral part of these financial statements.

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
 December 31, 2007

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust. As of December 31, 2007, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

Pursuant to MIP’s organizational documents, the Master Portfolio’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The securities and other assets of the Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”).

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio’s net assets are computed and that may materially affect the value of the Master Portfolio’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Master Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Master Portfolio’s net assets and the prices used by the Master Portfolio’s benchmark index, which, in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

Security transactions and income recognition: Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the Master Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased using a constant yield to maturity method.

Federal Income Taxes: In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2007, the cost of investments for federal income tax purposes for the Master Portfolio was $2,847,540,357. Net

Appendix A	77

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

unrealized appreciation aggregated $422,787,389, of which $755,379,972 represented gross unrealized appreciation on securities and $332,592,583 represented gross unrealized depreciation on securities.

The Master Portfolio adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in a tax position taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosures of tax positions, along with accounting for the related interest and penalties. Management has reviewed the tax positions as of December 31, 2007, inclusive of the prior three open tax return years, and has determined that the implementation of FIN 48 did not have a material impact on the Master Portfolio’s financial statements.

Futures Contracts: The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2007, the Master Portfolio has pledged to brokers a U.S. Treasury Bill with a face amount of $6,500,000 for initial margin requirements on outstanding futures contracts.

Repurchase agreements: The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

Short Positions: As of December 31, 2007, in order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that the Master Portfolio received in corporate actions occurring on the opening of market trading on the following business day. Short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability on the Master Portfolio’s Statement of Assets and Liabilities and is equal to the current market value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current market value are reflected in the Master Portfolio’s Statement of Operations. Details of the short positions resulting from the non-index securities sold by the Master Portfolio are included in the Schedule of Investments.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BGFA may waive a portion of its advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BGFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

For the year ended December 31, 2007, BGFA credited investment advisory fees for the Master Portfolio in the amount of $60,165.

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolio. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2007, BGI earned $541,552 in securities lending agent fees for its services to the Master Portfolio.

78	Appendix A

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio’s custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Cross trades for the year ended December 31, 2007, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolio’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

The Master Portfolio may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 4 for additional information regarding the Premier Fund.

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2007, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the Master Portfolio were $224,619,844 and $181,740,045, respectively, for the year ended December 31, 2007.

For the year ended December 31, 2007, the Master Portfolio paid in-kind redemption proceeds of portfolio securities in the amount of $129,169,877. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio’s tax year. The net realized gains or losses from in-kind redemptions for the year ended December 31, 2007 are disclosed in the Master Portfolio’s Statement of Operations.

4. PORTFOLIO SECURITIES LOANED
The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

During the year ended December 31, 2007, the Master Portfolio received cash as collateral for securities loaned. The cash collateral received was invested in a joint account and/or in the Premier Fund. Pursuant to an exemptive order issued by the SEC, a portion of the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements are fully collateralized by U.S. government securities or non-U.S. government debt securities. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of December 31, 2007 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolio’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT
In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is

Appendix A	79

 NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio (continued)
 December 31, 2007

effective for fiscal years beginning after November 15, 2007. Management does not believe that the adoption of this standard will have a material impact on the Master Portfolio’s financial statements.

6. FINANCIAL HIGHLIGHTS
Financial highlights for the Master Portfolio were as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	0.05%	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.98%	1.93%	1.84%	1.91%	1.74%
Portfolio turnover rate(a)	7%	14%	10%	14%	8%
Total return	5.54%	15.75%	4.87%	10.82%	28.52%

(a)	Portfolio turnover rates include in-kind transactions, if any.

80	Appendix A

Report of Independent Registered Public
Accounting Firm

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

San Francisco, California
February 22, 2008

Appendix A	81

S&P 500 INDEX MASTER PORTFOLIO
Trustee and Officer Information
(Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.
Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), Barclays Foundry Investment Trust (“BFIT”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP, also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc., and oversees 175 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 24 portfolios within the fund complex. The address for each Trustee and Officer, unless otherwise noted in the tables below, is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105.
MIP’s Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolio’s Trustees and Officers may be found in Part B of the Master Portfolio’s Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

INTERESTED TRUSTEES AND OFFICERS

NAME,	POSITION(S),	PRINCIPAL OCCUPATION(S)	OTHER
YEAR OF BIRTH	LENGTH OF SERVICE	DURING PAST FIVE YEARS	DIRECTORSHIPS HELD

*Lee T. Kranefuss, 1961	Trustee (since 2001) and Chairperson of the Board (since 2007).	Chief Executive Officer (since 2003) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director, Chairman and Chief Executive Officer (since 2005) of Barclays Global Investors Services; Chief Executive Officer (1999-2003) of the Individual Investor Business of BGI.	Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

*H. Michael Williams, 1960	Trustee and President (since 2007).	Head (since 2006) of Global Index and Markets Group of BGI; Global Head (2002-2006) of Securities Lending of BGI.	Trustee (since 2007) of BFIT and BGIF; Trustee, University of California, Berkeley Foundation; Executive Board, College of Letters and Science, University of California, Berkeley

*	Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolio and BGI, the parent company of BGFA and the administrator of the Master Portfolio. “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act).

82	Appendix A

S&P 500 INDEX MASTER PORTFOLIO
Trustee and Officer Information
(Unaudited) (continued)

INDEPENDENT TRUSTEES

NAME,	POSITION(S),	PRINCIPAL OCCUPATION(S)	OTHER
YEAR OF BIRTH	LENGTH OF SERVICE	DURING PAST FIVE YEARS	DIRECTORSHIPS HELD

Mary G. F. Bitterman, 1944	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation.	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Chairman (since 2005) of the Board of PBS (Public Broadcasting Service)

A. John Gambs, 1945	Trustee and Chairperson of the Audit Committee (since 2006).	Retired.	Trustee (since 2006) of BGIF

Hayne E. Leland, 1941	Trustee (since 2007).	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	Trustee (since 2007) of BGIF

Jeffrey M. Lyons, 1955	Trustee (since 2007).	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001-2004) of Asset Management Division of Charles Schwab & Co.	Trustee (since 2007) of BGIF

Wendy Paskin-Jordan, 1956	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) of ePlanning Securities, Inc. (broker-dealer).	Trustee (since 2006) of BGIF; Director (since 2001) of the California State Automobile Association; Director (since 2001) of Maier Siebel Baber

Leo Soong, 1946	Trustee (since 2000) and Lead Independent Trustee (since 2006).	President (since 2002) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies); Managing Director (since 1989) of CG Roxane LLC (water company).	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association

Appendix A	83

S&P 500 INDEX MASTER PORTFOLIO
Trustee and Officer Information
(Unaudited) (continued)

OFFICERS

NAME,	POSITION(S),	PRINCIPAL OCCUPATION(S)	OTHER
YEAR OF BIRTH	LENGTH OF SERVICE	DURING PAST FIVE YEARS	DIRECTORSHIPS HELD

Geoffrey D. Flynn, 1956	Treasurer and Chief Financial Officer (since 2007).	Director (since 2007) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None

Eilleen M. Clavere, 1952	Secretary (since 2007).	Head (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None

Stephen Monroe, 1960	Executive Vice President (since 2007).	Global Head (since 2006) of Cash Management of BGI; Managing Director (1997-2006) of National Sales Manager, JP Morgan Securities, Inc.	None

Ira P. Shapiro, 1963	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None

David Lonergan, 1970	Vice President (since 2007).	Head (since 2002) of U.S. Cash Management of BGI; U.S. Liquidity Manager (2000-2002) of BGI.	None

Alan Mason, 1960	Vice President (since 2007).	Head (since 2006) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI.	None

84	Appendix A

Privacy Policy

An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

OUR PRIVACY POLICY
In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

INFORMATION WE COLLECT
The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include

•	your name and address
•	Social Security Number
•	investment objectives and experience
•	financial circumstances
•	employment
•	account balance and account transactions.

INFORMATION WE DISCLOSE
We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

HOW INFORMATION IS USED
We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

HOW INFORMATION IS SAFEGUARDED
We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030, prompter 3. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

Privacy Policy	85

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

February 27, 2008

Dear Shareholder:

Please find enclosed a copy of Homestead Funds’ annual report for the year ended December 31, 2007. If you would prefer to receive this document electronically, please log in to your account at www.homesteadfunds.com and sign up for e-document delivery. This service allows you to download and read fund communications whenever it’s convenient for you, and it helps keep fund expenses low by reducing printing and mailing costs. It also cuts down on mailbox clutter and paper waste.

As you will read in the performance evaluation section of the fund report, beginning late in the summer of 2007—as the U.S. housing slump and sub-prime mortgage troubles deepened and energy prices increased—economic growth slowed and with it the stock and bond markets began a period of more volatile performance.

While such events can be unsettling to investors, these economic and market cycles of expansion and contraction are normal. Our approach to managing money remains the same: Consistent with each portfolio’s investment strategy, we seek to balance opportunities for gain with the desire to protect against loss. We caution investors against making short-term market-timing moves and encourage them to remain focused on their financial objectives, time horizon and risk tolerance.

Our staff of registered representatives can help you keep your portfolio in line with your financial goals. Please give us a call at 1-800-258-3030 on any business day between the hours of 8:30 am and 5:00 pm, ET.

Thank you for your continued investment in Homestead Funds.

Sincerely,

Peter R. Morris
President and Director

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor. 03/08.

Item 2. Code of Ethics.
Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, comptroller or principal accounting officer, or any other person who performs a similar function. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030, prompt 3. The Code of Ethics has been previously filed with the SEC.
Item 3. Audit Committee Financial Expert.
The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.
Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]
	Fiscal Year 2006	$115,000
	Fiscal Year 2007	$123,000

(b)	Audit-Related Fees
	Fiscal Year 2006	$0
	Fiscal Year 2007	$0

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking StockSM Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings.

(c)	Tax Fees[2]
	Fiscal Year 2006	$17,600
	Fiscal Year 2007	$19,000

(d)	All Other Fees
	Fiscal Year 2006	$0
	Fiscal Year 2007	$0

(e)	(1)	Not applicable.

	(2)	Percentages of Services Approved by the Audit Committee

		Audit-Related Fees:	Not Applicable
		Tax Fees:	100%
		All Other Fees:	100%

(f)		Not applicable.

(g)		Not applicable.

(h)		Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

[2]	These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking StockSM Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures provide reasonable assurance that material information relating to the registrant is accumulated and communicated to the appropriate persons, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Homestead Funds, Inc.

By	/s/ Peter R. Morris

Peter R. Morris
President

Date	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris

Peter R. Morris
President

Date	February 29, 2008

By	/s/ Amy M. DiMauro

Amy M. DiMauro
Treasurer

Date	February 29, 2008